Listing Report:Supplement No. 92 dated Nov 15, 2010 to Prospectus dated Jul 26, 2010
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 26, 2010 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 26, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 264459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$259.99

Auction yield range:	13.57% - 14.00%	Estimated loss impact:	14.80%
Lender servicing fee:	1.00%	Estimated return:	-0.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1996	Debt/Income ratio:	62%
Credit score:	680-699 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$61,533	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	fictionalhistory	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit card
Purpose of loan:
This loan will be used to?
pay off a credit card with 31% interest
My financial situation:
I am a good candidate for this loan because?
I always pay more than the minumum payment.
Monthly net income: $ 3070 - includes a military pension.

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 125
??Car expenses: $360.00
All other:$1,700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	4.95%

Starting lender yield:	12.40%	Starting borrower rate/APR:	13.40% / 15.55%	Starting monthly payment:	$271.10

Auction yield range:	5.57% - 12.40%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	7.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-2000	Debt/Income ratio:	11%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	10y 2m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,183	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	ravian	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	40 ( 100% )	720-739 (Latest)
Principal borrowed:	$27,000.00	< 31 days late:	0 ( 0% )	640-659 (Mar-2008) 780-799 (Apr-2007)
Principal balance:	$1,110.29	31+ days late:	0 ( 0% )
Total payments billed:	40
Description
Management of coffeeshop -capital
Purpose of loan:
(explain what you will be using this loan for)

This is a third?loan from this forum to manage the coffee shop business that was acquired through a loan from this forum, this time it is for?capital investment on replacing old equipment that breaks or is not enough , second loan was to repay some of the high interest credit card loans that were taken for?inventory management and other day to day expenses. First loan was repayed completly.
This? coffee shop is with a Franshise that sells coffee , sandwitches and cakes and has established clientale .

My financial situation:
(explain why you are a good candidate for paying back this loan)

Based on the cash flow of business available to me these loan expenses can be easily met. My overall finance charges might be same as the second loan that I am almost done paying, also my payment history is a testimony, I have made 40 payments on time.

My monthly budget:
Net income after deductions 4300
Mortgage/rent: $1500
Insurance: $120
Car expenses: $200
Utilities: $300
Phone, cable, internet: $130
Food, entertainment: $600
Clothing, household expenses $200
Credit cards and other loan payments: $210
Other expenses: $100
---------------------------------------
Total monthly expenses: $3360
Free cashflow available after expenses: 940
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$316.65

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	9y 6m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,273	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	trustworthy71	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	740-759 (Latest)
Principal borrowed:	$22,000.00	< 31 days late:	0 ( 0% )	700-719 (Nov-2007)
Principal balance:	$772.14	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Working Capital
Purpose of loan:

Business loan for QualityCoach.NetWill complete paying off a? $22,000 Prosper loan on 11/23/2010 ??100% on time payments Additional capital will allow the business to add new product lines and hire part time help which is required for business expansion. I have survived the recession. Our business will continue to grow. addtional Capital will help with that Growth.QualityCoach.Net a sole proprietorship, has been growing?steady, since I started the business in 1997,? Been working full time at this?since 2001.? As with many small businesses the more it grows, the more capital it requires.? Many of our customers ask for terms of 30 Days.?

More than 80%? of our business is B2B.?? Sales in 2009 ?were over? $800,000 . Sales for 2010 ?should?remain about the same . With your help, by funding this loan, our sales goals may reach or exceed? $1,000,000 in 2011.??Our Cusomer list includes man fortune 5o Corporations as well as many governmental agencies.

My financial situation:

Schedule C 2008 Federal Tax Return Gross Income for QualityCoach.Net? $163,708?

Although? Bank Card utilization is high??Many of the Cards are paid?in full each month.???We probably have more inventory than is ideal.? We are able to purchase at greater discounts and save on shipping charges by buying larger quantities.? If we run into a cash crunch we can raise cash by selling inventory without replenishing it as fast.? Presently our inventory turns are at approximately 15 times per year.? On occasion we get orders for 3 times as much as this loan

I own a duplex, live and run my business in half, rent out the other half.?? I have owned the? duplex for about 12 years.? Overhead costs are kept down.? I have owned a rental home in Colorado since the mid 80's? Both houses are financed at fixed rates.? Rental income from the two units provides a steady cash flow.??

Please bid?on this loan. I will not let you down.??See more on the membership profile.

Learn more about QualityCoach.Net at our Website.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431947
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1998	Debt/Income ratio:	15%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	MikeHartman	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,250.00	< 31 days late:	0 ( 0% )	600-619 (Jul-2009) 660-679 (Jun-2006) 660-679 (May-2006)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Replacing our dying heat pump
Purpose of loan:

I'm looking to replace our very old (and almost non-functioning) heat pump. I have only a top-bounds estimate of what that will cost because I can't shop around for the best offer without the leverage of cash in hand. Also, I've seen some great deals with the potential for significant savings, but only for upfront payments of the full amount - financing via the installer would be much more expensive. I also hope to improve the energy efficiency and weatherproofing of our home as part of this process.

My financial situation:

I started a new job almost 2 years ago that involved a raise of almost 40% and my expenses have dropped, if anything. So I know I could save enough to finance this directly before summer. However, my wife is expecting and the cold in the house has been getting worse every winter - I really don't want to put her through that again in her current condition. I'm trying to combine a small loan from Prosper with 2 or 3 months' savings to make this happen before temperatures really start dropping.

I anticipate no issue with the monthly payments - I'm already running on a monthly budgetary surplus of at least 1k. My credit history has been shaky in the past, but my income has caught up with and exceeded my expenses. I've cleared off most of my debt this year, aside from long-term obligations like the mortgage and student loans. My record is improving dramatically over time and will continue to do so.

Please help me keep my wife warm this winter - she has enough to deal with as it is.

Monthly net income: $ 7180

Monthly expenses: $ 5200

??Housing + Insurance: $ 2000
??Car expenses: $ 750
??Utilities: $ 350
??Phone, cable, internet: $ 200
??Food, entertainment: $ 900
??Clothing, household expenses $ 500
??Credit cards and other loans (including student loans): $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	16.57%	Starting borrower rate/APR:	17.57% / 20.91%	Starting monthly payment:	$269.53

Auction yield range:	16.57% - 16.57%	Estimated loss impact:	24.91%
Lender servicing fee:	1.00%	Estimated return:	-8.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1992	Debt/Income ratio:	39%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,054	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	statuesque-gain	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? consolidate of high interest rate credit cards.

My financial situation:
I am a good candidate for this loan because? I am trying to set a goal of being debt free from all revolving financial debt within the next 5 years and this loan is the final step to this process.? I pay all my obligations on time every month. Over the 10 years I have never been late on any of my financial obligiations.

Monthly net income: $ 4,905.00

Monthly expenses: $
??Housing: $ 1000.00
??Insurance: $ 115.00
??Car expenses: $ 700.00????
??Utilities: $ 200.00????
??Phone, cable, internet: $ 150.00????
??Food, entertainment: $ 200.00
??Clothing, household expenses $250.00
??Credit cards and other loans: $ 700.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439967
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-1991	Debt/Income ratio:	26%
Credit score:	600-619 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	12 / 12	Length of status:	18y 6m
Amount delinquent:	$1,709	Total credit lines:	53	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$104,592	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	CAS594	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	600-619 (Oct-2009) 640-659 (Jul-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to pay off a high interest credit card.?

My financial situation:
I've been through some rough life changes recently and am looking for a small loan to help resolve a debt.? I have recently paid off another Prosper loan on time.

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442843
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 31.75%	Starting monthly payment:	$40.16

Auction yield range:	10.57% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1977	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 9	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,920	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	No
Screen name:	bayshipping	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	700-719 (Apr-2007) 740-759 (Aug-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	3
Description
Just need it for a short time
Purpose of loan:
To get through a cash flow slum.? This loan will be paid back in Feb 2011.

My financial situation:
I am a good candidate for this loan because i pay on time with no strikes.? I? have history with prosper that shows that i pay on time and even early.? Thanks for the consideration.

Monthly net income: $ 4,000 + extra sells on the internet

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$271.14

Auction yield range:	10.57% - 17.00%	Estimated loss impact:	11.20%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1998	Debt/Income ratio:	33%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	53	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,955	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	hope-equalizer	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off my credit cards that accumulated debt from getting married. The payments are actually less than what I currently pay, but I will pay off the debt faster using this loan than keeping it on a credit card.

My financial situation:
I am a good candidate for this loan because I have never missed a payment and am on time with all my bills.? I also recently got married and my spouse has no debt and is working.? We can easily make the payments and just want to get this paid off!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 455315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.30%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$203.69

Auction yield range:	2.57% - 7.00%	Estimated loss impact:	1.30%
Lender servicing fee:	1.00%	Estimated return:	5.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-2000	Debt/Income ratio:	9%
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$39,848	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	mrpowers5531	Borrower's state:	Illinois	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	29 ( 100% )	740-759 (Latest)
Principal borrowed:	$3,300.00	< 31 days late:	0 ( 0% )	740-759 (Jul-2009) 720-739 (Jun-2008) 740-759 (Nov-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	29
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to consolidate my credit cards into one payment making it easier to manage and saving myself interest in the process.

My financial situation:
I am a good candidate for this loan because I have excellent history on my credit report and on Prosper. I'm a homeowner and I have never missed a payment anywhere. I'm working hard to be debt-free and this is hopefully a major step up in saving myself hundreds of dollars in interest and fees.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456757
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	2	Current / open credit lines:	1 / 3	Length of status:	26y 0m
Amount delinquent:	$6,892	Total credit lines:	18	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	cordial-compassion8	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Use
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, : $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$171.90

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-2000	Debt/Income ratio:	27%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	8 / 8	Length of status:	4y 3m
Amount delinquent:	$691	Total credit lines:	31	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,726	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	Sweetmj	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to get me out of debt! I am a good person who had to go through some set backs. I am raising 4 kids, one of these kids I took it when she was 6 months old. I am just trying to get my life back on track. Can you please help me with this loan? I am a mom and I am also a fulltime employee. Thank you for taking time out of your busy schedule and looking at my loan request.

My financial situation:
I am a good candidate for this loan because I intend on paying every red cent back! I just want my kids and I to be able to move forward all the bad we have been through.

Monthly net income: $2,800

Monthly expenses: $
??Housing: $ 865
??Insurance: $ 164
??Car expenses: $326 NOTE?
??Utilities: $ 200
??Phone, cable, internet: $0
??Food, entertainment: $ 380 GROCERIES
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 477433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1997	Debt/Income ratio:	32%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 8	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$76,420	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	coin-octave	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
Purpose of loan:
This loan will be used to pay for a market analysis of 2 properties we are rehabilitating.

My financial situation:
I am a good candidate for this loan because I have always paid all of my debts on time without fail

Monthly net income: $ 178000

Monthly expenses: $
??Housing: $ 5600 - we have 2 rentals and a primary residence
??Insurance: $ 1800 on 3 rentals
??Car expenses: $ 250
??Utilities: $ 400
??Phone, cable, internet: $ 150
??Food, entertainment: $ 1000
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 477813
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-1998	Debt/Income ratio:	32%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	6	Employment status:	Other
Now delinquent:	7	Current / open credit lines:	4 / 3	Length of status:	1y 2m
Amount delinquent:	$7,468	Total credit lines:	18	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$479
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	No
Screen name:	friendly-pound5	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to? Pay unexpected bills

My financial situation:
I am a good candidate for this loan because?I am actually a home owner and have paid the mortage on time for the last 2.5 years. I have a car loan that is perfect and a credit card that is?payed on time every time. My bad credit is old credit and mostly medical bills that are in dispute.?

Monthly net income: $ 1802.

Monthly expenses: $
??Housing: $ 453.????????
??Insurance: $ 70.
??Car expenses: $326.
??Utilities: $60.
??Phone, cable, internet: $ 90.
??Food, entertainment: $?100.
??Clothing, household expenses $0
??Credit cards and other loans: $20.
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478671
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.55%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$470.05

Auction yield range:	2.57% - 7.00%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	May-1997	Debt/Income ratio:	11%
Credit score:	800-819 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	29y 10m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,937	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	Yes
Screen name:	undaunted-loot0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovating 2.5 bathrooms
Purpose of loan:
This loan will be used to renovate 2.5 bathrooms on a foreclosed condo purchased in December 2009.??

My financial situation:
I am a good candidate for this loan because I have the financial means to make monthly payments.? Instead of tapping into my?personal savings towards the renovation, I prefer to take a loan.? My credit union and bank has offered an?interest rate of 10%?and 9.75% respectively.? I am seeking a lower rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-1986	Debt/Income ratio:	19%
Credit score:	680-699 (Oct-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	24y 6m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$51,833	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	abundant-auction2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Managing debt from divorce
Purpose of loan:
This loan will be used to stabilize my finances after recovering from my divorce. I just need immediate help to get forward momentum to prosper starting as soon as possible.

My financial situation:
I am a good candidate for this loan because I have a great credit score and have always paid my bills timely and without issues. My divorce was unexpected and caused me financial turmoil which I'm trying to recover from as soon as possible both financially and emotionally.

Monthly net income: $ 7680 (+ $500 rental income in Dec when tenant begins lease)

Monthly expenses: $ 7090
??Housing: $ 1560
??Insurance: $ 125
??Car expenses: $ 135
??Utilities: $ 215
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 2300
??Other expenses: $ 2545 (alimony, child support)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 481723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$246.56

Auction yield range:	10.57% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-2000	Debt/Income ratio:	29%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	13y 5m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,522	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	heroic-asset4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit bills
Purpose of loan:
This loan will be used to? I want to use this loan to get out from just making small payments for the next 7 years.? With a 3 year fixed rate loan I can have an end in sight much sooner to the high apr nightmare.

My financial situation:
I am a good candidate for this loan because? Currently I am making ends meet... but that is all.? And not being able to paydown the high interest rate credit bills, i'm not getting anywhere balance wise.

Monthly net income: $
2100
Monthly expenses: $
??Housing: $638
??Insurance: $ 45
??Car expenses: $100
??Utilities: $ 180
??Phone, cable, internet: $ 130
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 482713
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1991	Debt/Income ratio:	238%
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,447	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	big10red	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Washer and Dryer
Purpose for loan a new washer and dryer. I am now getting my credit back on track after a lot of credit card debt ruined my credit because of high interest rates. Now all credit cards are paid which took me 2 years to pay.

I am a good canidate for this loan because of my job security. I work for an Environmental firm and we do a lot of work contracts with the government. I have been with the firm for 4 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 482877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	16.57%	Starting borrower rate/APR:	17.57% / 20.91%	Starting monthly payment:	$269.53

Auction yield range:	16.57% - 16.57%	Estimated loss impact:	24.91%
Lender servicing fee:	1.00%	Estimated return:	-8.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	Superhuman	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	680-699 (May-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
My personal loan for my business
Purpose of loan:
This loan will be to expand to a physical location opening up a facility. It's a low rent (about $800 a month) building with a few additional expenses of course. I need this loan for the deposit, insurance and a little equipment. Plus a little extra to act as a safety buffer. The truth is I'll only need 3 or 4 clients in order to pay for the place and then some, but I do need this loan to get started.

My financial situation:
I run an online business that is making on average of $6000-$8000 per month. With new product releases I plan to make that much higher in the coming months. There are some expenses but in general overhead is low.

I don't know why Prosper is giving me such a low rating. Probably because I am self-employed which in their eyes isn't as good as a paycheck. I disagree. If you look I have a good credit rating and paid back completely and on time a previous loan here.

Monthly net income: $?4000

Monthly expenses: $?1550
??Housing: $ 600
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 483079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$159.04

Auction yield range:	16.57% - 24.00%	Estimated loss impact:	19.68%
Lender servicing fee:	1.00%	Estimated return:	4.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1998	Debt/Income ratio:	21%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 5	Length of status:	9y 4m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$622	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	21	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	baton480	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off car loan
Purpose of loan:
This loan will be used to?
Pay off car loan
My financial situation:
I am a good candidate for this loan because?
I have a good State job
Monthly net income: $
3500.00
Monthly expenses: $
??Housing: $ 1250.00
??Insurance: $ 400.00
??Car expenses: $ 500.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 483093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	13.90%	Starting borrower rate/APR:	14.90% / 17.07%	Starting monthly payment:	$519.25

Auction yield range:	5.57% - 13.90%	Estimated loss impact:	6.18%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1991	Debt/Income ratio:	29%
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	10y 8m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,895	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	community-admiral	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kicking Credit Cards to the Curb
Purpose of loan:
This loan will be used to pay off my credit cards.??I have some old debt that keeps nagging at me, that I want to get rid of.

My financial situation:
I am a good candidate for this loan because I have a good income, and good payment history, no late payments.? I do have debt, but am trying to restructure it into something that I can pay off quicker, by paying less in total interest.

Monthly net income: $ 3500

Monthly expenses: $?3000
??Housing: $?680
??Insurance: $
??Car expenses: $?380
??Utilities: $ 65
??Phone, cable, internet: $?65
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 483643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.55%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$470.05

Auction yield range:	2.57% - 7.00%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-1987	Debt/Income ratio:	13%
Credit score:	840-859 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	8y 10m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,455	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Homeownership:	Yes
Screen name:	community-eclipse2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card debt
Purpose of loan:
This loan will be used to? pay some credit card debt down more quickly.

My financial situation:
I am a good candidate for this loan because? I have never missed a payment on anything.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 483833
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$298.20

Auction yield range:	16.57% - 24.00%	Estimated loss impact:	19.68%
Lender servicing fee:	1.00%	Estimated return:	4.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-2003	Debt/Income ratio:	27%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,500	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	No
Screen name:	power-hercules358	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card
Purpose of loan:
This loan will be used to? Debt consolidation

My financial situation:
I am a good candidate for this loan because?Im responsible and reliable

Monthly net income: $2200

Monthly expenses: $
??Housing: $669
??Insurance: $85
??Car expenses: $250
??Utilities: $75
??Phone, cable, internet: $155
??Food, entertainment: $250
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 483983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1995	Debt/Income ratio:	47%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	9y 10m
Amount delinquent:	$0	Total credit lines:	29	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46,895
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	point-fuse	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest
Purpose of loan:
This loan will be used to?
consolidate some hihg interest credit cards

My financial situation:
I am a good candidate for this loan because?
I want to get back on track financialy
Monthly net income: $
$4215
Monthly expenses: $
??Housing: $ 1200????
??Insurance: $ 281
??Car expenses: $ 300
??Utilities: $ 90
??Phone, cable, internet: $ 180
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 600
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$157.04

Auction yield range:	13.57% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1990	Debt/Income ratio:	9%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	34y 6m
Amount delinquent:	$5,391	Total credit lines:	26	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,665	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	social-cycle	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairing car
Purpose of loan:
This loan will be used to? Car Repair

My financial situation:
I am a good candidate for this loan because? I have ben employed 35 years

Monthly net income: $ 4800.00

Monthly expenses: $ 450.00
??Housing: $ 650.00
??Insurance: $
??Car expenses: $
??Utilities: $ 175.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1980	Debt/Income ratio:	3%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	1 / 1	Length of status:	0y 9m
Amount delinquent:	$10,054	Total credit lines:	13	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	23	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	vigilance-corps1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
Pay off credit cards, so i can get rid of them and start over. Interest rates on my credit cards out way the payment i would have if i had the help from the lenders here.
My financial situation:
I am a good candidate for this loan because?im trying to get my life back on track and just need a fresh start. Got a great job to grow with now, just down?
and need a little help getting back on feet?

Monthly net income: $ 2300.00

Monthly expenses: $
??Housing: $Live with parents at the moment 0.00 rent?
??Insurance: $ 63.00 a month
??Car expenses: $?80.00?month??Utilities: $ 0.00
??Phone, cable, internet: $ 40.00 a month
??Food, entertainment: $ 0.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 0.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484059
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$71.91

Auction yield range:	10.57% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-2002	Debt/Income ratio:	21%
Credit score:	680-699 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,269	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	10%
		Homeownership:	No
Screen name:	sturdy-dough4	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Clone's Loan
Purpose of loan:
This loan will be used to pay off credit card balances for unexpected expenses?and car repairs that need to be made asap.

My financial situation:
I am a good candidate for this loan because I always make payments on time, on loans always in full.? I will be getting a raise next month.

Monthly net income: $
$3825
Monthly expenses: $
??Housing: $ 790
??Insurance: $ 10 (for rent), insurnace is paid for by employer
??Car expenses: $ 120
??Utilities: $ 40
??Phone, cable, internet: $140
??Food, entertainment: $ 100
??Clothing, household expenses $75
??Credit cards and other loans: $ 500
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.57% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1994	Debt/Income ratio:	19%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	10y 1m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$42,300	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	enriched-greenback9	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? Closing date on selling house next month where I will get enough equity to pay bills back.

Monthly net income: $ 4300

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 600
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.50%

Starting lender yield:	6.25%	Starting borrower rate/APR:	7.25% / 9.32%	Starting monthly payment:	$247.93

Auction yield range:	3.57% - 6.25%	Estimated loss impact:	3.51%
Lender servicing fee:	1.00%	Estimated return:	2.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Feb-1991	Debt/Income ratio:	9%
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	9y 3m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,798	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Homeownership:	No
Screen name:	worldly-liberty3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a used car to resell
Purpose of loan:
This loan will be used to? buy a used car at wholesale price which I can drive and sell at a profit.then continue the process again as i work for a car dealer.

My financial situation:
I am a good candidate for this loan because?I have? min debt and can sell within 6 months.I don't want a bank car loan as I will have the title handy to sell whenever a buyer purchases.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	8	Employment status:	Self-employed
Now delinquent:	6	Current / open credit lines:	9 / 8	Length of status:	5y 10m
Amount delinquent:	$2,160	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$259	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	ArchetypeHD	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building Credit Here
Purpose of loan:
We would like to build business credit here.

My financial situation:
For the past 5 years, we have been working out of our personal vehicle, a Chrysler Town & Country.? After 75K miles, replacing brake pads for the 4th time in 3 years, and getting bad news about failing struts, we decided to tap our family's emergency fund and purchase a new Chevy Express 1500 cargo van.? Man, it is sweet and roomy!?

While the money will go back into our personal savings, the loan will be paid back by our Phoenix-based film and television production support company.? Image above is our video assist set-up for a Bushnell Rangefinder infomercial.? On this shoot we ditched our own mobile production cart and ran our PowerMac-based recorder and view-station in the bed of a maintenance golf cart.? Fast paced HD shooting on some of the areas most scenic links including Firerock and Quenterro.? Our member profile pic is us working a Shiseido, Japan shoot in Lake Powell.? One of the most awesome locations we have been to date!? Our business has been profitable since inception, and 2010 will be our 6th year of filing enough Schedule C profit to live on.? Thank you for your consideration.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 100
??Car expenses: $ 365
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1997	Debt/Income ratio:	21%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,216	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	tradeelstiltskin	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Football textbook for kids!
Purpose of loan:
This loan will be used to?publish a textbook for kids to play footbball. Already been succssful at selling hundreds of copies around Los Angeles and this money will be used to print more books and go to the National Youth Football conference in the Spring to sell more copies.

My financial situation: I have a steady job as a teacher. I just dont have capitol to print more books. /b>
I am a good candidate for this loan because?I have a book that no one else has on the market. There are no books written for kids to teach them how to play football. All the books are strategy for the pros or statistics. This book is meant for kids!

Monthly net income: $4,900.00

Monthly expenses: $2,500 total. Breakdown is below.
??Housing: $ 750.00
??Insurance: $ 120.00
??Car expenses: $ 314.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200-300.00
??Clothing, household expenses $ I dont buy clothing every month.. maybe 200 bucks a year!
??Credit cards and other loans: $ 500.00
??Other expenses: $ 500 to retirement funds. $500 to help the parents out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	12.99%	Starting borrower rate/APR:	13.99% / 16.15%	Starting monthly payment:	$85.43

Auction yield range:	5.57% - 12.99%	Estimated loss impact:	6.17%
Lender servicing fee:	1.00%	Estimated return:	6.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-2005	Debt/Income ratio:	4%
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,600	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	pele31	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to pay off a credit card with a higher interest rate then I can get this loan for. I also owe my parents a little bit of money and would like to have them paid back as soon as possible.

My financial situation:
I am a good candidate for this loan because I have never been late on a payment and have the income to make my monthly payments.?I would like to pay this loan back much faster than the 3 year term.

Monthly net income: $ 2500

Monthly expenses: $ 1950
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ 150
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $?500
??Clothing, household expenses $ 200
??Credit cards and other loans: $
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$291.65

Auction yield range:	13.57% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-2001	Debt/Income ratio:	12%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$390	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	exchanger383	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding loan Please read my story
Purpose of loan: This loan will help me cover the remaining balance I need to pay for my DEC 12TH wedding in full. I ask you to trust me and i will promise that i will repay by making my monthly payments on time without any delay.Thank You very much

If you are reading this and want to help to contribute to my loan for my upcoming wedding please don?t hesitate to ask questions. I can only give you my word to you guys online that I will pay the loan back on time and all the investors will get their share. I worked hard to keep my credit score high and I promise all of you that paying this loan will be my first priority. So please don?t hesitate to bid on my loan. My self and my future wife could easy afford pay this loan back after we get married, because of the amount of people we have at our wedding we are looking at 20-25k returned. You probably ask your self how you came up with that number. We went to lots of wedding at our church to our friends and family and now they will return the favor to us and that will pretty much pay for total cost for weeding and profit.

First of all I would like to thank everyone that bid on my loan but unfortunately it was not enough this either to have my loan funded 100% Let?s make it happen third time around please!!! .I believe I?m a great borrow because I have a low Dti ratio and I been making all my payments on time for the past couple years without any late payment and i do not have any credit card debt. In the past I was very irresponsible about my credit I was not educated how credit worked .But now I learned from my mistakes and I realize that credit is one of the most important think in life and I been showing that my mistake was corrected,

My financial situation:
I have a very stable job. I work in the medical field as a pharmacist tech for a company that has been in business more then 30 years. I work for a long term pharmacy we supply all the nursing home with medications 365/24 for approximate 8000 patient on a daily basis.

Monthly net income:3120 $ (3-5% raise to be applied at the end of the month)

Monthly expenses: $
Housing: $ 0 (no mortgage fully owned)
Insurance: $ 70
Car expenses: $ 150
Utilities: $ 30/month
Phone, cable, internet: $ 30
Food, entertainment: $ 150
Clothing, household expenses $ 50
Credit cards and other loans: $15
Other expenses: $ 50
Student loans payment: $110/month
Missionary work sponsor: $50/month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	13.57%	Starting borrower rate/APR:	14.57% / 17.85%	Starting monthly payment:	$258.41

Auction yield range:	13.57% - 13.57%	Estimated loss impact:	14.78%
Lender servicing fee:	1.00%	Estimated return:	-1.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1994	Debt/Income ratio:	40%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	11y 4m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$58,234	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	new-treasure-maniac	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
Consolidate my credit cards?

My financial situation:
I've have my job for more than 10 years, I'm a professional, and I've not had a late or missed?payment since college.?? My credit score is actually just over 700, not sure where they get the 660-679 from?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 24.41%	Starting monthly payment:	$113.03

Auction yield range:	16.57% - 20.00%	Estimated loss impact:	25.13%
Lender servicing fee:	1.00%	Estimated return:	-5.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1991	Debt/Income ratio:	36%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	19y 8m
Amount delinquent:	$0	Total credit lines:	91	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,064	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	dupa1998	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	10 ( 77% )	660-679 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	3 ( 23% )	620-639 (Oct-2010) 620-639 (Sep-2010) 660-679 (Oct-2009) 640-659 (Sep-2009)
Principal balance:	$1,103.62	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Consolidate
Purpose of loan:
This loan will be used to consolidate my current prosper loan with a few other accounts.

My financial situation:
I am a good candidate for this loan because I still?maintain a great job with job security, and get receive a paycheck every two weeks.? I am really serious about paying off my debt and the only way to do that, is to receive this loan and have one payment for less than it would take me to pay each on separately.?

Monthly net income: $ 3,800

Monthly expenses: $ 3,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-2001	Debt/Income ratio:	52%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	commerce-halo	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Movie Ticket to Success
Purpose of loan:
This loan will be used to?
Start a DVD Kiosk much similar to Redbox. The company is called DVDNow and has been established for 12 years and started providing these kiosk the same year Redbox did. In fact it is the largest Individually, non-Corporate, Owned DVD Kiosk company in the Country. They provide you with secure locations, 24/7 tech support, a software to run the machine, machine can be ran from anywhere on your computer, and a One Year parts/repairs warranty. They also connect you with the largest supplier of discounted dvds and games which is the same company that Amazon, Target, Best Buy and? Walmart use.
My financial situation:
I am a good candidate for this loan because?
I only have three manageable debts and have payed 3 other loan amounts, so Im good about paying on time..
Monthly net income: $ 1535

Monthly expenses: $
??Housing: $ 0????????

??Insurance: $ 262

??Car expenses: $ 342
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 170
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	15.90%	Starting borrower rate/APR:	16.90% / 20.23%	Starting monthly payment:	$267.02

Auction yield range:	10.57% - 15.90%	Estimated loss impact:	10.17%
Lender servicing fee:	1.00%	Estimated return:	5.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1998	Debt/Income ratio:	53%
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	10 / 4	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	31	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,048
Delinquencies in last 7y:	2	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	Retiredsailor62	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	740-759 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	700-719 (Apr-2010) 700-719 (Jan-2010) 680-699 (Oct-2009) 680-699 (Jul-2009)
Principal balance:	$585.91	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Pay Dept & Have one Bill a Mo
Purpose of loan:
This loan will be used to?dept consolidation?

My financial situation:
I am a good candidate for this loan because?I'm retired from the Navy and on social security and with this consolidation?I will lower my monthly expences. ?

Monthly net income: $ 2400

Monthly expenses: $ 2058
??Housing: $?300??Insurance: $ 94
??Car expenses: $479
??Utilities: $ 100
??Phone, cable, internet: $ 48
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $637?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	16.57%	Starting borrower rate/APR:	17.57% / 20.91%	Starting monthly payment:	$179.69

Auction yield range:	16.57% - 16.57%	Estimated loss impact:	19.21%
Lender servicing fee:	1.00%	Estimated return:	-2.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1997	Debt/Income ratio:	53%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,612	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	vivid-pound7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of high interest credit card
Purpose of loan:
This loan will be used to pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because?
I want to keep my good credit status.
Monthly net income: $

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 60
??Car expenses: $ 472
??Utilities: $?250
??Phone, cable, internet: $ 135
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 250
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$316.65

Auction yield range:	13.57% - 34.00%	Estimated loss impact:	15.77%
Lender servicing fee:	1.00%	Estimated return:	18.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1993	Debt/Income ratio:	27%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	7 / 5	Length of status:	11y 5m
Amount delinquent:	$267	Total credit lines:	27	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,238	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	No
Screen name:	fastpie1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 97% )	660-679 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	1 ( 3% )	660-679 (Jul-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
updating my home
Purpose of loan:
This loan will be used to make updates to the home my wife and?i bought in 2008.

My financial situation:
I am a good candidate for this loan because i have a good job. i can make the payments?on-time. my first experience with prosper was great.
i was able to improve my credit and purchase a home.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 1660
??Insurance: $ 220
??Car expenses: $ 775
??Utilities: $ 120
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.55%

Starting lender yield:	5.50%	Starting borrower rate/APR:	6.50% / 6.84%	Starting monthly payment:	$459.74

Auction yield range:	2.57% - 5.50%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	3.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jun-1980	Debt/Income ratio:	14%
Credit score:	780-799 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,907	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Homeownership:	Yes
Screen name:	revenue-rapture1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
General Corporate Purposes
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1986	Debt/Income ratio:	19%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 1	Length of status:	10y 3m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	rupee-spruce	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairing My Car
Purpose of loan:
This loan will be used to buy tires for my car, get a major tune-up, and get my heat repaired.

My financial situation:
I am a good candidate for this loan because I have very few bills and I am eager to get a second chance with my credit. I will strive to get A1 credit again and I feel that I can begin with this loan to prove my worth. I always like to work part-tme during the holidays to bring in extra cash, but I need?to get my car repaired to have?reliable transporation in order to get to both jobs.

Monthly net income: $ 2200? Monthly expenses: $ 1175
??Housing: $ 350????????
??Insurance: $ 75????????????????
??Car expenses: $ 450
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-1991	Debt/Income ratio:	30%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 6	Length of status:	16y 10m
Amount delinquent:	$6,734	Total credit lines:	34	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,727	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	jlzoey	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt and car
Purpose of loan:
This loan will be used to pay off my car and?some of our outstanding debt.? I really need this boost to get our?lives and our credit score back on track.? ?

My financial situation:
I am a good candidate for this loan because I can pay it back and I will.? I need it to help repair my credit score and ?catch up on bills.? I?would like?the chance to prove myself.? I would set this?loan?up as an automatic payment and make sure I am never late.?THIS IS MY GOAL!

Monthly net income: $ 5200.00

Monthly expenses: $
??Housing: $673.00?
??Insurance: $89.00
??Car expenses: $100.00
??Utilities: $ 200.00
Phone, cable, internet: $ 245.00
??Food, entertainment: $150.00?
??Clothing, household expenses $ 80.00
Credit cards and other loans: $200.00
??Other expenses: $300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-1993	Debt/Income ratio:	256%
Credit score:	680-699 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,156	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	exuberant-hope9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower my monthly payments
Purpose of loan:
This loan will be used to?
Pay off and close out as many accounts as possible.

My financial situation:
I am a good candidate for this loan because...
I strongly believe in paying back that which I have borrowed, however, with the ever increasing interest rates on credit cards, it is all but impossible for a guy to get ahead. My Wife and I would like to build a new house in the next 2-3 years, so you can bank on the fact that I am not going to do anything to mess up my credit report.

Monthly net income: $
I know that Prosper only wants my income, however this loan will be a joint effort between myself and my wife. I only stated my income to get this far however, I am going to list both incomes here for all investors to see.

My most recent gross $1472.06
My most recent net $1268.62
My Wife's most recent gross $3169.71
My Wife's most recent net $2324.66

Monthly expenses: $
??Housing: $ 461.00 (Includes taxes and insurance)

??Insurance: $ 165.00 (Three vehicles full coverage)

??Car expenses: $ 100.00 (This is for myself only)

??Utilities: $ 120.00 (Electric, water, gas, trash)

??Phone, cable, internet: $ 125.00 (This amount is going to be reduced to around $60.00 once we cut?the cable back to basic and dump our monthly cellular bill for prepaid phones.)

??Food, entertainment: $ 300.00 (We are very frugal with our food budget. We shop mainly at discount grocery stores and we usually take full advantage of any coupon specials, especially the double coupon deals. We very rarely spend money on entertainment, such as movies, concerts, etc., because we feel that, for the most part, it is a complete waste of hard earned money. I am not saying that we never go out, just that it is not a regular occurance.)

??Clothing, household expenses $ 100.00?(This pretty much covers everything else that is needed. We don't rush out and spend big money on the lastest and greatest fashions and trends.)

??Credit cards and other loans: $ 550.00 (If this loan gets funded this payment will go down as well.)

??Other expenses: $ 25.00 (The cats and the fish have to be taken care of too!!!)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 25.43%	Starting monthly payment:	$286.43

Auction yield range:	16.57% - 21.00%	Estimated loss impact:	19.49%
Lender servicing fee:	1.00%	Estimated return:	1.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1984	Debt/Income ratio:	48%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$322,041	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	ocean555	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower DT I/Improve Cash Flow
Purpose of loan:
This to consolidate my debts in order to free up cash.

My financial situation:
I am going to consolidate my debts in order to free up cash. I have a stable career with no loan late payments in my history.

Monthly net income: $ 5000
Monthly expenses: $
??Housing: $650
??Insurance: $200
??Car expenses: $?342
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 50
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$173.33

Auction yield range:	10.57% - 14.00%	Estimated loss impact:	11.11%
Lender servicing fee:	1.00%	Estimated return:	2.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2000	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,712	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	No
Screen name:	exchange-wildcat8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking for a business loan
Purpose of loan:
I am recently unemployed after 5 years with my previous employer. I am in the process of selling off a large baseball card collection (conservatively estimated at $10,000) while I am looking for a new job. I plan to use some of the loan funds to grade a large amount of the cards which will ultimately add resale value to them. I don't want to pay more than 15% for the loan because then it will get close to the point where grading won't be worth it.

My financial situation:
I pay my credit card on time and in full every month. I have never had a late fee or any interest charges on my credit card. I am getting the maximum amount for unemployment ($1800 a month) so I have net income after taxes of $1620 a month. I will have unemployment benefits for another year or so, although I am hoping to find a job by January. I am also just starting to sell off some of my collection, so I will have income from that as well. I am hoping to have the majority of the collection sold off in 5-6 months and will be able to pay off the loan with the proceeds. I am currently living at home and have very low overhead. I am the type of person who would never take on a loan unless I was 100% sure I would be able to pay it back on time.

Monthly net income: $ 1620

Monthly expenses: $ 400
??Housing: $ 100
??Insurance: $ 185 ($85 health and $100 car)
??Car expenses: $ (car is fully paid)
??Utilities: $
??Phone, cable, internet: $ 10
??Food, entertainment: $ 75
??Clothing, household expenses $ 30
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 20.61%	Starting monthly payment:	$34.67

Auction yield range:	10.57% - 14.00%	Estimated loss impact:	10.11%
Lender servicing fee:	1.00%	Estimated return:	3.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2005	Debt/Income ratio:	27%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$175	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	competent-loyalty	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	660-679 (Jun-2010) 720-739 (Nov-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Paying off bank loan
Purpose of loan:
This loan will be used to payoff a small bank loan.

My financial situation:
I am a good candidate for this loan because I am a responsible borrower who has never had a late payment or defaulted on any bills.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$89.74

Auction yield range:	13.57% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1991	Debt/Income ratio:	18%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	9y 1m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$15,747	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	KimGent	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	660-679 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	660-679 (Oct-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Major Car repairs required
Purpose of loan:
This loan will be used to pay for major car repairs

My financial situation:
I am a good candidate for this loan because I have used Prosper before and always pay my payments on time and early

Monthly net income: $2200.00

Monthly expenses: $
??Housing: $700
??Insurance: $80
??Car expenses: $0
??Utilities: $100.00
??Phone, cable, internet: $100.00
??Food, entertainment: $50.00
??Clothing, household expenses $0
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	13.90%	Starting borrower rate/APR:	14.90% / 17.07%	Starting monthly payment:	$519.25

Auction yield range:	5.57% - 13.90%	Estimated loss impact:	6.18%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1989	Debt/Income ratio:	27%
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 13	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$63,956	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	travels060	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
Debt consolidation loan.
My financial situation:
I'm never late with my payments and a consolidation loan will provide me with significant monthly savings.? I was?previously?employed at IBM in Boulder CO for ten years.? The last two years at IBM?I was outsourced twice.? Each time they give you 30 days to try and find another account to support?while you train your replacement.? In my case both times the account I was supporting was outsourced to Brazil.? It never bothered me training my replacement because just like me that employee?just wanted a good?job to support their family with.? Almost to the day of my ten year anniversary IBM laid off?thousands.? This time there was no opportunity to land a new account.? I did find a good job in Northern Virginia and my wife stayed behind in Colorado to sell?our house.? After 10 months of not being able to sell the house we decided it was time to rent it out until we could sell it at a later date.? Unfortunately keeping two residencies going and visiting my wife when I could over a 10 month period became costly.??I never considered letting the bank take over the house (foreclosure) but unfortunately?I was left with?a big whole to dig my self out of.? This loan could make that?happen a lot sooner.?

Monthly net income: $ 6,000

Monthly expenses: $
??Housing: $ 2,100? This includes both our rent in Virginia and any?monthly costs on our Colorado home that we rent.?
??Insurance: $ 125.00?
??Car expenses: $325.00?
??Utilities: $ 130.00
??Phone, cable, internet: $ 197.00
??Food, entertainment: $ 850.00
??Clothing, household expenses $ 100.00 on miscellaneous (pet food/cleaning supplies).? We only have the one Utility payment and our Verizon bill which includes a broadband card for cable.? The house we rent has a well?so there is no water payment and the landlord takes care of the cable and?trash/recycling with the city.
??Credit cards and other loans: $ 1,400
??Other expenses: $60.00 on average for hair for both my wife and I.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$115.69

Auction yield range:	16.57% - 17.00%	Estimated loss impact:	24.94%
Lender servicing fee:	1.00%	Estimated return:	-7.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1996	Debt/Income ratio:	12%
Credit score:	600-619 (Nov-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	11 / 10	Length of status:	17y 1m
Amount delinquent:	$3,572	Total credit lines:	46	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,524	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	81%
		Homeownership:	No
Screen name:	TROYCHRISTOPHER	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	61 ( 100% )	600-619 (Latest)
Principal borrowed:	$6,050.00	< 31 days late:	0 ( 0% )	600-619 (Oct-2010) 640-659 (Oct-2009) 620-639 (Apr-2009) 580-599 (Nov-2007)
Principal balance:	$2,966.64	31+ days late:	0 ( 0% )
Total payments billed:	61
Description
A+ Prosper Credit Look / 4th Loan
Purpose of loan:
This loan will be used to? refinance my current loan to lower rate.

My financial situation:
I am a good candidate for this loan because? never missed a payment never been late. Been a prosper member over 4 Years.

Monthly net income: $ 5,500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 32.98%	Starting monthly payment:	$45.20

Auction yield range:	10.57% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1994	Debt/Income ratio:	4%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	5y 9m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,280	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	kayak63	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to pay off my Woodpellet Stove
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,350.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 33.61%	Starting monthly payment:	$99.76

Auction yield range:	16.57% - 29.00%	Estimated loss impact:	19.99%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1994	Debt/Income ratio:	17%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 4	Length of status:	9y 11m
Amount delinquent:	$3,702	Total credit lines:	22	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,215	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	123invest	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	680-699 (Sep-2008) 700-719 (Aug-2008) 660-679 (Jun-2008)
Principal balance:	$681.15	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Help me pay off credit cards
Purpose of loan:
This loan will be used to? close some credit cards.?? I recently moved and my safety net I had saved up was used to secure my new housing and I would just like to have a safety net till my refund from taxes comes back.

I WOULD RATHER GIVE THE INTEREST TO PROSPER LENDERS THEN THE CREDIT CARD COMPANY.

My financial situation:
I am a good candidate for this loan because? I have been at my job for nearly 10 yrs.? I have a good income, my company just started paying for my insurance so I have a slight increase in income?and I know that I will pay this back just like the current prosper loan.

I also believe in this site as I invest on here as well.

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 150
??Car expenses: $?600
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	24.00%	Starting borrower rate/APR:	26.00% / 29.52%	Starting monthly payment:	$201.45

Auction yield range:	16.57% - 24.00%	Estimated loss impact:	19.68%
Lender servicing fee:	1.00%	Estimated return:	4.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1986	Debt/Income ratio:	24%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	10y 1m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$35,458	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	blue-inventive-openness	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay some of the credit cards
Purpose of loan:
This loan will be used to? pay some credit cards & do a bit of home improvement

My financial situation:
I am a good candidate for this loan because? I'm very good in paying back loans

Monthly net income: $ 3,945

Monthly expenses: $ 3,632
??Housing: $ 1783
??Insurance: $ 125
??Car expenses: $ 100
??Utilities: $ 200
??Phone, cable, internet: $ 149
??Food, entertainment: $ 50
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 1100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	13.90%	Starting borrower rate/APR:	14.90% / 17.07%	Starting monthly payment:	$155.77

Auction yield range:	5.57% - 13.90%	Estimated loss impact:	6.18%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-2005	Debt/Income ratio:	7%
Credit score:	760-779 (Nov-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	11y 7m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,001	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	Yes
Screen name:	abundant-funds226	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"My New Garage Roof"
Purpose of loan:
This loan will be used to? Replace My Old Garage Roof.

My financial situation:
I am a good candidate for this loan because? I always pay ontime,was never late on my Payments,including my home mortgage,(5 and a Half Yrs.)

e: $

Monthly expenses: $
??Housing: $ 1,164
nce: $ 0
?Car expenses: $ 0
?Utilities: $ 80.00
cable, internet: $ 80.00
d, entertainment: $ 0
?Clothing, household expenses $ 60.00
cards and other loans: $ 50.00
er expenses: $ Cell Phone $50.00 month,Food $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	16.57%	Starting borrower rate/APR:	17.57% / 20.91%	Starting monthly payment:	$269.53

Auction yield range:	16.57% - 16.57%	Estimated loss impact:	19.21%
Lender servicing fee:	1.00%	Estimated return:	-2.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2009	Debt/Income ratio:	15%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$497	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	laudable-exchange2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Switching from car to motorcycle
Purpose of loan:
This loan will be used to? Purchase a motorcycle, been wanting to switch over as it would be more convenient for me, I've had my car for a bit now, and it seems like I'm wasting away gas and my motorcycle license because of it.

My financial situation: Is perfect... I don't have any debt or stuck in any situations
I am a good candidate for this loan because? I'm actually looking just for a way to increase my credit score and prosper rating. I've also never had a problem paying off any cards. All I do is work and go to school, which the military pays for me to do. I also do not have a car payment, I bought the car used and plan to sell it when I purchase a motorcycle.

Monthly net income: $ Military funds 1700 Security 1400

Monthly expenses: $
??Housing: $381
??Insurance: $51
??Car expenses: $80
??Utilities: $57
??Phone, cable, internet: $127
??Food, entertainment: $100
??Clothing, household expenses $0
??Credit cards and other loans: $200
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$99.52

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1996	Debt/Income ratio:	14%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,205	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	87	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	laurafilm	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 76% )	640-659 (Latest)
Principal borrowed:	$1,600.00	< 31 days late:	7 ( 24% )	620-639 (May-2008) 620-639 (Mar-2008)
Principal balance:	$410.71	31+ days late:	0 ( 0% )
Total payments billed:	29
Description
Ending the cycle of bad debt
This loan will be used to consolidate payments from several lenders/creditors into one more affordable, monthly payment.

My financial situation:

I am a good candidate for this loan because, as an existing Propser borrower, I have demonstrated a very good payment history.? My second job as a freelance copyrighter has not provided me with any income over the last 6 six months, so I need to create a bit more breathing room financially, in order to continue the progress I've made in paying off my older debt. Recently, I also suffered severe sprains to both ankles (not the graceful type, apparently!), and while I gratefully have health insurance, the resulting expenses from co-pays, leg braces, and the like have been a huge setback in paying down my bad debt.

Monthly net income: $3,000.00

Monthly expenses: $2,900.00
Housing: $995.00
Insurance: $200.00 (car and renter's)
Car expenses: $380.00 (monthly payment + gas)
Utilities: $45.00
Phone, cable, internet: $130.00
Food, entertainment: $200.00
Clothing, household expenses $100.00
Credit cards and other loans: $650.00
Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	60 months	Estimated loss:	5.95%

Starting lender yield:	16.90%	Starting borrower rate/APR:	17.90% / 19.33%	Starting monthly payment:	$380.09

Auction yield range:	6.06% - 16.90%	Estimated loss impact:	6.24%
Lender servicing fee:	1.00%	Estimated return:	10.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2003	Debt/Income ratio:	14%
Credit score:	760-779 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,680	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	Yes
Screen name:	unreal002	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
House Addition
Purpose of loan:
This loan will be used to partly fund our house addition?which will consist of?a new?bedroom and bathroom.?

My financial situation:
I am a good candidate for this loan because we have the ability to fund the entire project but are choosing to to finance half of the project?to not pull to much out of our savings. ?

Monthly net income: $
75,000- to 80,000 plus my wife's income which is about 20,000

Monthly expenses: $
??Housing: $ 1900.00
??Insurance: $ included in house payment.
??Car expenses: $ all paid off, car insurance is about 150.00
??Utilities: $?280.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $?250.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ -----
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	23.99%	Starting borrower rate/APR:	24.99% / 28.49%	Starting monthly payment:	$238.53

Auction yield range:	16.57% - 23.99%	Estimated loss impact:	19.68%
Lender servicing fee:	1.00%	Estimated return:	4.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-2004	Debt/Income ratio:	14%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,904	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	myke1322	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying used car
Purpose of loan: I need a car
This loan will be used to?Buy a used car to be able to commute to school

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	60 months	Estimated loss:	3.50%

Starting lender yield:	12.95%	Starting borrower rate/APR:	13.95% / 15.33%	Starting monthly payment:	$302.15

Auction yield range:	4.06% - 12.95%	Estimated loss impact:	3.55%
Lender servicing fee:	1.00%	Estimated return:	9.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-1987	Debt/Income ratio:	5%
Credit score:	780-799 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	9y 10m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$389,694	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	dough-cluster	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replacement of roof
Purpose of loan:
This loan will be used to replace the roof on the property.? The roof is bad need of replacement.

My financial situation:
I am a good candidate for this loan because my job with the federal government is very secure and they have never layed off anyone with same position.? My job requires that I keep my finances in good order and not to default on loans. If I default on any loans, my employer would know about it and would ask me a lot of questions and could effect my employment.? My credit score was much high, not because of work done to the property has required the I use funds from my line of credit. I make all my monthly payments on time and normally make extra payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	4.95%

Starting lender yield:	12.40%	Starting borrower rate/APR:	13.40% / 15.55%	Starting monthly payment:	$338.87

Auction yield range:	5.57% - 12.40%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	7.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1994	Debt/Income ratio:	16%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	8y 3m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$525	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	No
Screen name:	freedom3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 5	On-time:	38 ( 95% )	720-739 (Latest)
Principal borrowed:	$26,996.00	< 31 days late:	2 ( 5% )	760-779 (Sep-2009) 680-699 (Feb-2008) 700-719 (May-2007) 760-779 (Jan-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	40
Description
Reinvest in Prosper
The proceeds from this loan will be reinvested into prosper loans.? The monthly payments for this loan will be paid by reinvested loans.? If a loan defaults, I will pay the monthly payment out of my own pocket.

Monthly net income: $3300

Monthly expenses: $1620
??Housing: $725
? Loan: $270
??Cable: $45
? Electricity: $110
??Phone: $20
??Food: $300
??Clothing: $50
??Credit cards: $100

This leaves $1680 per month to pay back the loan.

I understand the importance of monthly cashflow.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-1997	Debt/Income ratio:	24%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	Hard_Working_Man	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	640-659 (Jan-2010)
Principal balance:	$2,508.88	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Had Cancer Need Loan Pay OffCo-pay$
I took this ad down and listed again with a lower loan amount.? I wanted to make sure this funded and I realize the amount was a bit high for my current rating.? I am currently paying my other Proper loan on time for 9 payment so I am a good risk.? I believe even this amount put toward what I current owe will enable me to negotiate a?considerably lower monthly payment to the hospital which will help reduce my current monthly expenses dramatically.? My goal with my current position and future growth within the company is to be debt free in three years.? Thank you again for your consideration and thanks to all that bid on my previous listing.?

Purpose of loan:??

The purpose of this loan is to pay medical bill co-pay amount that was accrued during my cancer treatment.? I had Hodgkin?s disease.? FYI I am cured according to the Oncologist in case you are concerned that I might pass away and not pay this loan back.? 95% cure rate and very rare this will ever come back according to stastics. Thank God I am in remission now, but I have co-pays that total in the amount of $7000.? I am very blessed to have had great medical care at UCLA Medical center.? I am back to work now at Aramark as National Account Manager.? A great company to work for and my job is still very secure in this ?current economic climate.? I thank Jesus for this job and I am very thankful and appreciative.? Please consider investing in a person who has now survived a great battle with this horrible disease and I thank you very much for your time and consideration.? ? I have stated my income below and as you can see I can afford the loan payment and pay my bills on time.? The only reason my credit score went down a few points is the fact that I had a couple of the medical bills go past 30 days, but I have since made arraignments.? If I can obtain this loan and consolidate all to one smaller payment that will allow me to be debt free in 3 years after this loan is paid off.? I have no credit cards.?

Monthly net income: $3194
Monthly expenses: $?2243
If I can obtain this loan this will reduce my total monthly expense to: $1315
Housing: $?550
Insurance $96??
Utilities: $100??
Phone, cable, internet: $ 161??
Food, entertainment: $ 400??
Clothing, household expenses $ 100??
Current Prosper payment $136?including this loan if secured $272
Medical bills, current payment total: $ 700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$484.01

Auction yield range:	5.57% - 9.00%	Estimated loss impact:	6.09%
Lender servicing fee:	1.00%	Estimated return:	2.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1953	Debt/Income ratio:	24%
Credit score:	780-799 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	11y 6m
Amount delinquent:	$0	Total credit lines:	32	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$43,797
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	awesome-peso	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Re doing my heating
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-2005	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	3 / 3	Length of status:	3y 9m
Amount delinquent:	$6,574	Total credit lines:	8	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,249	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	reward-nucleus	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt from family crises
Purpose of loan:
This loan will be used to pay for my rent, credit card debt, and any other bills that are stacking up at the moment.

My financial situation:
I'm a good candidate for this loan because this amount would get me on the right track to stabilizing my finances and debt, and making myself more financially responsible. I've been put into a situation where I have to take care of a family on my own, and a string of recent unfortunate incidents involving the family pet and my automobile have stretched my finances much too thin, to the point where I don't see myself being able to afford rent nor much of anything else next month. $3000 would be enough to consolidate most of my debt and get me back on track to provide for my family.

Monthly net income: $1500

Monthly expenses: $1500
??Housing: $800
??Insurance: $100
??Car expenses: $300
??Utilities: $40
??Phone, cable, internet: $35
??Food, entertainment: $120
??Clothing, household expenses $0
??Credit cards and other loans: $175
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.55%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 11.35%	Starting monthly payment:	$98.22

Auction yield range:	2.57% - 10.00%	Estimated loss impact:	1.56%
Lender servicing fee:	1.00%	Estimated return:	8.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	May-1997	Debt/Income ratio:	5%
Credit score:	800-819 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,145	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	Jordan1123	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money for Investing
Purpose of loan:
This loan will be used to invest in the stock market.?
My financial situation:
I am a good candidate for this loan because I always pay my bills on time and wouldn't jeopordize my good credit history?by failing to pay this loan back.? Contrary to what Prosper could verify by looking at my credit report, I do own a home? (we've been in our home for about 2.5 years and?have about 22% equity in it) My net take home is about $4375 / month and my monthly expenses are about $3800 / month.? I have about $5000 in savings as a finacial cushion?and?would like?to use this loan to invest during what I feel is a good time to invest in the stock market.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$211.83

Auction yield range:	16.57% - 19.00%	Estimated loss impact:	19.36%
Lender servicing fee:	1.00%	Estimated return:	-0.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1999	Debt/Income ratio:	38%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,203	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	innocent-community0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
Consolidate and payoff credit card debt.

My financial situation:
I have stable employment and a stable household.
I have no delinquent payments on my credit report - I always pay on time.

Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $ 670.00
??Insurance: $ Paid by husband
??Car expenses: $ 300.00 (Car Payment)
??Utilities: $ 100.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 300.00 (Credit Cards) 260.00 (Wedding Loan)
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1979	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 4	Length of status:	9y 2m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,509	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	RedWhiteAndBlue	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lubricate Cash Flow
Purpose of loan:
This loan will be used to provide a cushion to ensure adequate cash flow to my creditors.

My financial situation:
I am a good candidate for this loan because I own income property, have no credit delinquencies, and have a fairly good credit score which I want to improve. Note, however, that I plan to pay the loan off within 6 months to a year.

Monthly net income: $ 36,000

Monthly expenses: $
??Housing: $ 1050
??Insurance: $ 175
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $?175
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$246.56

Auction yield range:	10.57% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2006	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$921	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	metronome351	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Loan
Purpose of loan:
This loan will be used to pay for the last two semesters of my undergraduate degree.

My financial situation:
I am a good candidate for this loan because I currently work two jobs and attend school full time.

Monthly net income: $2400

Monthly expenses: $
??Housing: $ 0
??Insurance: $120
??Car expenses: $280
??Utilities: $0
??Phone, cable, internet: $70
??Food, entertainment: $100
??Clothing, household expenses $0
??Credit cards and other loans: $40
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$271.14

Auction yield range:	16.57% - 17.00%	Estimated loss impact:	37.54%
Lender servicing fee:	1.00%	Estimated return:	-20.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1989	Debt/Income ratio:	8%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	23	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,664	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	No
Screen name:	cash-titan9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$205.47

Auction yield range:	10.57% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1985	Debt/Income ratio:	34%
Credit score:	760-779 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	10y 11m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$44,708	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	finance-observatory9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected car repairs and dental w
Purpose of loan:
This loan will be used to? unexpected car repairs and dental work

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484267
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.57% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1991	Debt/Income ratio:	38%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,572	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	appetizing-economy0	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to?Consolidate my credit cards. It is much easier to make one payment than several. I bought a home in September of 2009 and it needed a lot of updating. The balances on my credit cards are expenses incurred updating my home. These improvements have added to the value and equity of my home.

My financial situation:Stable. I have a stable accounting job and I was just promoted to Accounting Manager. My company is growing despite the current economic situation, and I am currently working on my MBA that is paid for by my employer.
I am a good candidate for this loan because?I am responsible and reliable. I plan on using this money to consolidate a few of my credit card bills to create some breathing room in my budget. I want to use my savings to contribute to my cash reserves.

Monthly net income: $ 3600.00

Monthly expenses: $
??Housing: $1020.99
??Insurance: $65.00
??Car expenses: $320.30 payment, $100 gas
??Utilities: $200
??Phone, cable, internet: $287
??Food, entertainment: $300
??Clothing, household expenses $250
??Credit cards and other loans: $600
??Other expenses: $150.00
Please feel free to contact me with any questions you may have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jan-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Oct-2010)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,375	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	Yes
Screen name:	Praetorianguard	Borrower's state:	Arkansas	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down payment for real estate
Purpose of loan:
I will be using this loan to put a down payment on a house that I want to purchase to use as a rental property.

My financial situation:
I'm not sure why I'm considered high risk when it says my credit rating is between 760-779 with no delinquencies. But oh well. Please see through that. I already have a duplex and a small apartment complex that bring in around $3400 a month. My additional income comes from wedding photography and contract graphic design I do on the side. I am a full time college student in Northwest Arkansas studying to get my bachelors in business. And being a combat veteran of 9 years, my schooling is paid for, so the fact that I'm in school right now isn't hurting my income. Thankyou for checking out my post, and I look forward to being part of the prosper group. =)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$203.56

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-1989	Debt/Income ratio:	33%
Credit score:	680-699 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 4	Revolving credit balance:	$841	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	benevolent-duty9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 2 credit cards
Purpose of loan:
I will be using this loan to pay off a 2 credit cards with high intrest rates
My financial situation:
?My debt to income ratio is extremely low, I have a secure career and have been in the same field for 10 years.? I have a car payment of $358 and a mortgage of $900, I have no other debt besides everyday utilities.? Not sure why I am high risk with a 700 score and almost no debt.? I monitor my credit monthly and truly care about my score and credit rating, I will not miss and never miss any of my payments.

Monthly net income: $ 4500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	16.50%	Starting borrower rate/APR:	17.50% / 20.84%	Starting monthly payment:	$215.41

Auction yield range:	10.57% - 16.50%	Estimated loss impact:	11.18%
Lender servicing fee:	1.00%	Estimated return:	5.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1984	Debt/Income ratio:	16%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	17 / 15	Length of status:	3y 10m
Amount delinquent:	$1,471	Total credit lines:	37	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,846	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	special-vigilance924	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Companies are crazy...
Purpose of loan:
This loan will be used to reduce my credit card balances.

My financial situation: fine. My credit score took a hit for some poor business decisions in the past. I have a solid career, as does my wife.
I am a good candidate for this loan because my finances are in good shape and I have a secure job (as does my wife). I have 5 kids and am just looking to reduce the balance on some high interest credit cards - I will have no problem paying them off, but would like to expedite the time frame a little. I currently have 2 kids in college, and next year will have 3.

Monthly net income: $ 6700

Monthly expenses: $6400
??Housing: $1500
??Insurance: $500
??Car expenses: $800
??Utilities: $400
??Phone, cable, internet: $300
??Food, entertainment: $600
??Clothing, household expenses $300
??Credit cards and other loans: $800
??Other expenses: $1200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 33.56%	Starting monthly payment:	$41.09

Auction yield range:	10.57% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1994	Debt/Income ratio:	15%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	19y 4m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,033	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	55%
		Homeownership:	Yes
Screen name:	duty-boomerang8	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Care of Dad
Purpose of loan:
Due to expenses for caring for?an ailing father, I have a few small loans I would like to consolidate.?

My financial situation:
I am a good candidate for this loan because I have an excellant employment record.

Monthly net income: $
My monthly income is approximatley $4,500.00. This does not include my husband's income.
Monthly expenses: $
??Housing: $ $1,200.00
??Insurance: $ I am not sure. My husband takes care of that.
??Car expenses: $ 0
??Utilities: $ 250.00
??Phone, cable, internet: $30.00?
??Food, entertainment: $25.00. I don't go out much.??
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-2006	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	laudable-durability9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Expenses
Purpose of loan:
To finance a small wedding for me and my fiance.

My financial situation:
I make a modest income selling various items on the internet , I am currently in the process of joining the riverside sheriffs department and can provide proof if need be , I will have admittance into the academy by feb 2011 and a monthly income of $4,200 . I currently have almost no monthly expenses .? I also will receive a tax refund that can be used toward monthly payments on the loan . Thank you for considering me as an investment .

Monthly net income: $
$400 - $1200
Monthly expenses: $
??Housing: $ 0?
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 65
??Food, entertainment: $ 20
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-2001	Debt/Income ratio:	45%
Credit score:	680-699 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,858	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	marketplace-zenith0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	660-679 (Jan-2010)
Principal balance:	$1,672.62	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan:
This loan will be used to?
Pay off existing prosper loan and consolidate rest of very high intrest debt
My financial situation:
I am a good candidate for this loan because?
I want to consolidate my debt and lower the intrest on one credit card that is killing me in intrest rate.. have paid my other prosper loan ontime every month and my credit score has gone up since then

Monthly net income: $ 4300

Monthly expenses: $
??Housing: $ 661
??Insurance: $ 150
??Car expenses: $?350
??Utilities: $ 175
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 600
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.57% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1997	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	17	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,333
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	mmxxusa44	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Paying off credit cards"
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$126.53

Auction yield range:	10.57% - 17.00%	Estimated loss impact:	10.20%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1973	Debt/Income ratio:	28%
Credit score:	760-779 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,240	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	brightest-visionary-openness	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	760-779 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	780-799 (Mar-2010)
Principal balance:	$1,644.02	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Year end property taxes
Purpose of loan:
This loan will pay my year-end expenses for property taxes.? I would like to pay these taxes during November or December in order to include them in my tax deduction for this year.? I expect a significant tax refund this year and would like to maximize my credits.

My financial situation:
I am a good candidate for this loan because I am a responsible borrower and I always pay my bills.? I am a teacher and a retired military officer.? I receive income from my teaching positiion and my military pension.?

My wife is currently working as a Realtor, and even though our market was not a part of the inflated and then falling housing prices that we?ve seen around the country, business is very slow due to the economy.?

We expect our income to increase next year as there is a strong expectation that the real estate market in our area (Houston Bay Area) will begin to see growth.? My wife is looking forward to a successful year in 2011.

My net income: $? 4600.00

Monthly expenses: $
??Housing: $ 915.00
??Insurance: $ 215.00
??Car expenses: $ 395.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 450.00
??Clothing, household expenses $ 175.00
??Credit cards and other loans: $ 1050.00
??Other expenses: $ 550.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-2000	Debt/Income ratio:	20%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	21 / 14	Length of status:	10y 3m
Amount delinquent:	$154	Total credit lines:	36	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,687	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	brainy-penny	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical bills & reducing credit car
Purpose of loan:
This loan will be used to? Pay off hospital bill earlier this year, currently paying them $100/month. Reduce credit card debt also.

My financial situation:
I am a good candidate for this loan because?I earn a good salary with annual bonuses of 25% of income. Debt would always be settled within 6 to 9 months.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	19.75%	Starting borrower rate/APR:	20.75% / 24.16%	Starting monthly payment:	$176.47

Auction yield range:	10.57% - 19.75%	Estimated loss impact:	10.27%
Lender servicing fee:	1.00%	Estimated return:	9.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1997	Debt/Income ratio:	13%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	24y 1m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,716	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	thisbucksforu	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	31 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	660-679 (Jan-2010) 680-699 (Jul-2009) 660-679 (Feb-2008)
Principal balance:	$1,566.27	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
100% prosper repayment 3rd loan
Purpose of loan:
This loan will be used to? pay off?1 credit card that totals 4,000.00 this card was just increased to 25% ! want tot pay this loan off and then get my other credit card taken care of on prosper.
My financial situation:
I am a good candidate for this loan because? 2 loans with prosper. 100% on time payments. automatic loan withdrawls
47 funded loans as a lender with 2 loans pending. I am done with banks and want you to help me out. Three rental properties with 1200.00 monthly income
Monthly net income approx 4300.00
Monthly expenses: $
??Housing: $ 408.00
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 175
??Phone, cable, internet: $ 180
??Food, entertainment: $ 100Clothing, household expenses $ 150.00
??Credit cards and other loans: $
??Other expenses: $625.00 for rental payments and 500 per year in insurance. 1200.00 for rental taxes?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-2003	Debt/Income ratio:	1%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	17y 6m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	23	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	cjc56001	Borrower's state:	Texas	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Restoring Credit from prior bumps
Purpose of loan:
This loan will be used to? Re-establish credit.

My financial situation:
I am a good candidate for this loan because? I have a good job, the payment is way affordable.? I'm just trying to restore my credit and this loan is the first step.

Monthly net income: $ 8500

My plan is to put this money in a bank-account and set it up on an auto withdrawal to pay back the loan.? I'm looking to reestablish credit.? My credit was good enough to get me a 5% home loan 2 years ago, and a car loan at the same rate, nothing has changed, however my credit score is not where it should be.? I do not pay my bills late, however, I have some OLD bumps that are less than 7 years old and would just like to show that I'm able to secure a loan, unsecured, and pay it back on time, that is displayed on my credit report.?

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 400
??Car expenses: $ 512
??Utilities: $ 160
??Phone, cable, internet: $ 210 ????
??Food, entertainment: $
??Clothing, household expenses $ 1500
??Credit cards and other loans: $ 480.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-1994	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	1y 9m
Amount delinquent:	$179	Total credit lines:	40	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	income-venus774	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vehicle repairs, building credit
Purpose of loan:
This loan will be used to? fund emergency vehicle repairs.?

My financial situation:
I am a good candidate for this loan because? have been consistently employed since military honorable discharge in 2004 and college graduation 1998.? I have very secure income and husband's income now very secured.? Previous financial struggles associated with transient family situation and difficult to secure spouse's income following military discharge.? Now very secure, looking to slowly rebuild solid credit.

Monthly net income: $ 5000 personal, 6000 with husband income included

Monthly expenses: $
??Housing: $ 1250
??Insurance: $ 342
??Car expenses: $ 550?
??Utilities: $?200
??Phone, cable, internet: $ 115
??Food, entertainment: $?250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ none
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1997	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	0 / 0	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	3	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	transam1980	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Help!!
Purpose of loan:? Payoffs
This loan will be used to?

My financial situation:? Scary
I am a good candidate for this loan because??
I just need a little help to get on my feet and pay off a few thing

Monthly net income: $

Monthly expenses: $
??Housing: $ 700.00
??Insurance: $ 50.00
??Car expenses: $
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 40.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 700.00
??Other expenses: $ 254.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$171	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	engaging-agreement9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
rehabbing my bathroom
Purpose of loan:
This loan will be used to install new fixtures to my bathroom
My financial situation:
I am a good candidate for this loan because i pay all my bills on time

Monthly net income: $9800+

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 200
??Car expenses: $ 1350
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 170
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	12 months	Estimated loss:	3.50%

Starting lender yield:	8.70%	Starting borrower rate/APR:	9.70% / 24.69%	Starting monthly payment:	$87.78

Auction yield range:	2.97% - 8.70%	Estimated loss impact:	3.52%
Lender servicing fee:	1.00%	Estimated return:	5.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1994	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	20y 8m
Amount delinquent:	$0	Total credit lines:	32	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,572
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	Yes
Screen name:	unrivaled-integrity	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to?
Pay off Credit Cards and other debts
My financial situation:
II pay my bills on time and?am?never late
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1998	Debt/Income ratio:	13%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	12 / 13	Length of status:	5y 3m
Amount delinquent:	$2,249	Total credit lines:	25	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$14,112	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	commitment-welder0	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off some bills that will be due
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484373
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-1998	Debt/Income ratio:	21%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	9	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	0 / 0	Length of status:	2y 7m
Amount delinquent:	$710	Total credit lines:	2	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	top-goal-income	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ctStarting a New Nonprofit
Purpose of loan:
This loan will be used to?
To start up a childrens outreach project in the Decatur area of Atlata
My financial situation:
I am a good candidate for this loan because?
I always make good on my loans and I am so excited about this project that, I know its going to be Great
Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 680.00
??Insurance: $ 87.00
??Car expenses: $ 0
??Utilities: $ 340.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.55%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$720.74

Auction yield range:	2.57% - 7.00%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1990	Debt/Income ratio:	18%
Credit score:	800-819 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,326	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	suave-power2	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing into medical practice
Purpose of loan:
This loan will be used to invest in my medical practice

My financial situation:
I am a good candidate for this loan because?i am 38 year old physcian in training with out any debt? and have a stable job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1995	Debt/Income ratio:	22%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	6y 11m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,025	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	peso-relaxation	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fitness
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-2000	Debt/Income ratio:	41%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	3y 7m
Amount delinquent:	$32	Total credit lines:	6	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	responsibility-starter	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
equipment purchase
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	12 months	Estimated loss:	1.55%

Starting lender yield:	4.00%	Starting borrower rate/APR:	5.00% / 5.94%	Starting monthly payment:	$85.61

Auction yield range:	1.97% - 4.00%	Estimated loss impact:	1.54%
Lender servicing fee:	1.00%	Estimated return:	2.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-1994	Debt/Income ratio:	4%
Credit score:	840-859 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,759	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	Mateo	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Setting up a new home office
Setting up a new home office for some freelance work that I am doing as a second source of income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.25%

Starting lender yield:	9.55%	Starting borrower rate/APR:	10.55% / 12.66%	Starting monthly payment:	$185.40

Auction yield range:	3.57% - 9.55%	Estimated loss impact:	3.28%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-1983	Debt/Income ratio:	6%
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$278	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	Yes
Screen name:	funds-cleansing	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	740-759 (Latest)
Principal borrowed:	$4,200.00	< 31 days late:	0 ( 0% )	740-759 (Dec-2009)
Principal balance:	$3,350.79	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Photography Business Is On The Grow
Purpose of loan:
I've FINALLY outgrown my home based photography business! I'm moving it into a retail location and need additional funds to finish out my space.

My financial situation:
I'm going to hold my "day" job for the next 8-12 months. My business plan is set to enable me to begin working my photography studio full time within the next year. I'm building a solid customer base. My growth has been slow, but steady. Part of that has been by design, and part has been driven by the current economic conditions. I specialize in children's fantasy photography and I use a unique background system that separates me from most of my competition. All of my studio equipment is paid for, so I don't have that as an added overhead consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	16.57%	Starting borrower rate/APR:	17.57% / 20.91%	Starting monthly payment:	$143.75

Auction yield range:	16.57% - 16.57%	Estimated loss impact:	19.21%
Lender servicing fee:	1.00%	Estimated return:	-2.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1999	Debt/Income ratio:	>1000%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	17 / 16	Length of status:	7y 8m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$90,086	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	wsmcollc	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Almost there...
Purpose of loan:
This loan will be used to? purchase and installation of equipment to start up a leased access cable channel.

My financial situation:
I am a good candidate for this loan because? I pay what I owe.

Monthly net income: $

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 50
??Car expenses: $ 80
??Utilities: $ 75
??Phone, cable, internet: $ 79
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 2000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.30%

Starting lender yield:	6.65%	Starting borrower rate/APR:	7.65% / 7.99%	Starting monthly payment:	$155.88

Auction yield range:	2.57% - 6.65%	Estimated loss impact:	1.30%
Lender servicing fee:	1.00%	Estimated return:	5.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Oct-1989	Debt/Income ratio:	14%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 12	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,691	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	compassion-arboretum	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	720-739 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	700-719 (Aug-2010) 720-739 (Jan-2010)
Principal balance:	$8,110.49	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Consolidation Loan
Purpose of loan:
This loan will be used to? pay off 2 additional credit cards.

My financial situation:
I am a good candidate for this loan because over the past 3.5 years my wife and I have done an outstanding job lowering our debt and I believe in th next 2 - 3 years we will be debt free.? I am have a great job and I am using this service to pay off other bills.? With this service we have made a significant progress in becoming debt free.? To date my wife and I both have steady and very needed jobs.? We both make a good living and while nothing is for certain I feel confident I will have this job as long as I want it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.50%

Starting lender yield:	5.00%	Starting borrower rate/APR:	7.00% / 9.07%	Starting monthly payment:	$308.77

Auction yield range:	3.57% - 5.00%	Estimated loss impact:	3.50%
Lender servicing fee:	1.00%	Estimated return:	1.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Feb-1992	Debt/Income ratio:	17%
Credit score:	780-799 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 8	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,496	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	igloo94	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for the holiday season
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.55%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$579.72

Auction yield range:	2.57% - 7.00%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-1979	Debt/Income ratio:	15%
Credit score:	760-779 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	8y 2m
Amount delinquent:	$0	Total credit lines:	22	Stated income:	$100,000+
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,273
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	cameoman	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
Consolidation of credit card balances to obtain lower interest rate.
My financial situation:
I am a good candidate for this loan because?annual income should remain consistent for the next 6-7 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$301.18

Auction yield range:	10.57% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1990	Debt/Income ratio:	14%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,275	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	dkgmommy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 94% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	2 ( 6% )	660-679 (Oct-2010) 640-659 (Mar-2007) 700-719 (Feb-2007)
Principal balance:	$0.03	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Single Mom needs to consolidate!
Purpose of loan:
I have bills that need to be consolidated and paid off asap.? The balances are becoming difficult for me to manage and I have some lump sumds that are due now.

They will be:??Dell - balance $3100
Amazon.com - balance $625
Target - balance $1000
Kohl's ?$450
Orthodontic balance for 12 year old son - $1200 (His Dad was supposed to be paying but has not, so now my son's treatment can not proceed until it is paid off.)
Apartment bill - $1400?(moved out a couple of months ago and had to replace the carpeting - darn cats!)

I now make $13k more than I did 3 years ago when I took out a $5k Prosper loan and successfully paid it off this past May, but I have racked up some other debt over the years.? I am horrible about making only the minimum payments and now the credit card statements show you exactly how long it will take to pay off.? It will take me 7 years on some of my cards!? YIKES!? I am simply not disciplined enough to deal with it, so I would really like to get a consolidation loan with one payment and have it done in 3 years.??

I also very much want to improve my credit score, get rid of my debt and be ready to buy a house in 2 or 3 years.? I appreciate your consideration to help me meet my goal!

My financial situation:
I am a good candidate for this loan because I recently completed paying on a $5,000 Prosper loan in May 2010 and made good on my commitment.? I was only late on 2 payments and both of these occurences were due to switching bank accounts.? I have a steady job.? I have worked for Lilliput Children's Services since July 2007.? I am the Community Relations Coordinator and handle all aspects of marketing, public relations and fundraising.? My position is very secure and I just received my 5th raise since being there.? I absolutely love my job - we find adoptive homes for foster children.? Seriously, what could be more rewarding?? Lilliput actually completes the most foster adoptions of any private agency in the state of California.? Just a little tidbit for you!

Monthly net income: $3,000 (Lilliput) + $1,679 (child support) + $200 (child support) = $4,879

Monthly expenses: $
??Housing: $ 1,700
??Insurance/Medical expenses: $?150
??Car expenses: $?400
??Utilities: $?250
??Phone, cable, internet: $?200
??Food, entertainment: $?1,000
??Clothing, household expenses $ 200
??Credit cards and other loans: $?300
??Other expenses: $ 250 (school, activity, etc.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484449
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1993	Debt/Income ratio:	40%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	18y 7m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,220	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	productive-note6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving daughter&grandson home
Purpose of loan:
This loan will be used to? relocate my daughter and new grandson to my home to live with my while my daughter completes college and gets back on her feet.

My financial situation:
I am a good candidate for this loan because? I'm employed full time and have been employed with the same employer for 18 years.

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 1017
??Insurance: $ 95
??Car expenses: $ 75
??Utilities: $ 210
??Phone, cable, internet: $ 200
??Food, entertainment: $ 250
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.50%

Starting lender yield:	9.95%	Starting borrower rate/APR:	10.95% / 13.07%	Starting monthly payment:	$137.40

Auction yield range:	3.57% - 9.95%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1995	Debt/Income ratio:	10%
Credit score:	780-799 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	9y 1m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,467	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	Yes
Screen name:	Alphaone77	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
Purpose of loan: Home AC Replacement
This loan will be used to? Purchase a newer unit to help lower our energy costs and be more green.

My financial situation: Is good, I've been employed for at a State University for 9 years in the Information Technology area.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1987	Debt/Income ratio:	15%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	30y 1m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$13,189	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	No
Screen name:	blissful-liberty5	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
Purpose of loan:
This loan will be used to? pay off credit cards with a lower monthly payment and be debt free in 3 years
My financial situation:
I am a good candidate for this loan because? all payments have been on time and will give me the freedom of a lower monthly payment so I can save money and be debt free in a much shorter period of time

Monthly net income: $ 4814.00

Monthly expenses: $
??Housing: $?900.00??Insurance: $ 77.00
??Car expenses: $?160
??Utilities: $ 130.00
??Phone, cable, internet: $?35.00??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 950
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.74%	Starting monthly payment:	$54.23

Auction yield range:	16.57% - 17.00%	Estimated loss impact:	19.24%
Lender servicing fee:	1.00%	Estimated return:	-2.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1993	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 6	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Student - Community...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,975	Stated income:	$0
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	myststix	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	660-679 (Mar-2010) 680-699 (Feb-2010) 660-679 (Jul-2009) 680-699 (Oct-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Consolodating small credit cards
Hello All,

I am asking for this loan to lower my overall debt, by paying off higher rate balances on my Target Visa Card. This credit card is issues by Citibank, which for no reason decided to raise my rate to over 24%. So I would like to refinance this balance at a lower rate. I have an excellent loan and payment history with Prosper, 100% on-time for years.

I have ample credit lines from a wide variety of merchants, including several commercial accounts. If I wasn't a student, I am sure my credit rating would be over 750 again.

I short, I pay my bills and my income and rating only get better.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	4.95%

Starting lender yield:	10.99%	Starting borrower rate/APR:	11.99% / 14.12%	Starting monthly payment:	$215.86

Auction yield range:	5.57% - 10.99%	Estimated loss impact:	5.13%
Lender servicing fee:	1.00%	Estimated return:	5.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1997	Debt/Income ratio:	21%
Credit score:	780-799 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	14y 5m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,406	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	Yes
Screen name:	responsibility-brigade	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	780-799 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	760-779 (Jul-2010) 780-799 (Sep-2009)
Principal balance:	$5,522.75	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
"Discover" life w/out Credit Cards!
We will use this loan to pay off yet another credit card.? Our DiscoverCard?just told us that they have reduced our line-of-credit and?may increase our APR.? We want to get?rid of this card before they do as this will affect our credit score and our plan to pay back our debt. We have switched to a cash only system and have stopped using any credit cards for 5 months now and we have made a big dent in our debt.? A set APR would really help us. This would be our second loan with Prosper.?

I am currently working as a youth detention counselor for the State and have been doing so for over 14 years.? My wife picks up babysitting jobs whenever she can so she can still remain at home to raise our two boys. Other than our credit card debt, our debts are minimal.? We have paid off our cars and have a reasonable mortgage of $1600 per month plus the usual utilities.

Please help us if you can.? Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 476472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.25%

Starting lender yield:	5.55%	Starting borrower rate/APR:	6.55% / 8.61%	Starting monthly payment:	$184.03

Auction yield range:	3.57% - 5.55%	Estimated loss impact:	3.25%
Lender servicing fee:	1.00%	Estimated return:	2.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1992	Debt/Income ratio:	26%
Credit score:	800-819 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	20y 9m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$858	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	fund-advocator7	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	800-819 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	800-819 (Sep-2010) 800-819 (Jan-2010)
Principal balance:	$4,441.64	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
My personal loan
Purpose of loan:
This loan will be used to?pay off my car loan and have a lower monthly payment?

My financial situation:
I am a good candidate for this loan because?my financial and employment situation has not changed since my first loan?was made
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 477074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$281.10

Auction yield range:	10.57% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-2003	Debt/Income ratio:	16%
Credit score:	620-639 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,357	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	77%
		Homeownership:	No
Screen name:	wonderful-balance9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	700-719 (Aug-2010) 720-739 (Jul-2010) 640-659 (Oct-2009) 640-659 (Sep-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Wedding/Honeymoon Financing
Purpose of loan:
This loan will be used to finance my wedding and honeymoon

My financial situation:
I am a good candidate for this loan because I pay my bills on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 483094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1999	Debt/Income ratio:	12%
Credit score:	600-619 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 5	Length of status:	8y 2m
Amount delinquent:	$140	Total credit lines:	20	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$243	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Bankcard utilization:	20%
		Homeownership:	No
Screen name:	currency-leader820	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	560-579 (Oct-2008)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Capital to Grow MLM Business
Purpose of loan:I am part of an amazing, private, elite club called Global Information Network(GIN). The club was started so that the average individual could have access to information that only the elite, success-minded, driven people know. Members include kings from other countries, presidents, celebrities, multi-millionaires...It?s amazing!? GIN also offers an Affiliate Program as well. In November, GIN is offering a FREE CRUISE to all new Members! Also, if that new member signs up individuals into the club during November, he/she will receive double commissions for each sign up! ($400/each, paid out in December!) Because I attended the Bahamas event, I personally received an additional incentive to build my business. I get to bring one prospect on the Leadership cruise with me in January for FREE. Also, if I sign up 5 new Members in November, I will get a $5000 cashbonus handed to me on the cruise! Anyway, I am explaining all of this because I want my lenders to know this loan will be paid off almost immediately.? I just need a little extra cash flow this month because I am offering one extra bonus for the first 5 people who join using my Affiliate code: I will pay half their initiation fee! And of course, with the immediate money I make on this, I can pay the loan off by January at the latest?.?My financial situation: I have no debt at all. My credit cards are paid in full, no medical or past due accounts.

Monthly net income: $ 3200

Monthly expenses: $ 1700 approx.
??Housing: $ 645
??Insurance: $ 0
??Car expenses: $ 240
??Utilities: $ 220
??Phone, cable, internet: $ 180
??Food, entertainment: $ 250
??Clothing, household expenses $ 180
??Credit cards and other loans: $ 0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 483588
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 23.38%	Starting monthly payment:	$111.48

Auction yield range:	10.57% - 18.99%	Estimated loss impact:	11.25%
Lender servicing fee:	1.00%	Estimated return:	7.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1999	Debt/Income ratio:	46%
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,744	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	No
Screen name:	K_OLATHE_KANSAS	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to? pay off high interest credit card debt

My financial situation:
I am a good candidate for this loan because? I am a hard worker and just need to get out from under this high interest credit card debt.

Monthly net income: $ 1,413 now and $2,171 on 1-1-2011 when I'm done with this semester at school.

Monthly expenses: $
??Housing: $ 0 not paid by me
??Insurance: $ 0 not paid by me
??Car expenses: $ 371
??Utilities: $ 0 not paid by me
??Phone, cable, internet: $ 0 not paid by me
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400 now will only be $100 after paying off debt with this loan.
??Other expenses: $

Since I'm not allowed to include other income other than my own I don't think its fair that others credit card balance is included with mine. My total credit card debt is around $7,200 so the other $6,000 is a card I"m an authorized user on ,but not responsible for. I will be using this loan to pay off and cutting up my Bank of America card.?

Bank of America?? $3500/8300??? 23.99%???
Chase????????????????? $1700/4000? ? 18.24%?
Discover?????????????? $2000/4600??? 14.99%

Thank you for taking the time to read this.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 483624
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,950.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$87.49

Auction yield range:	13.57% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1999	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 22	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,024	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	psychicmike	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Debt Consolidation
Purpose of loan:

Pay down some existing credit card debts

My financial situation:
I work full time. No Late Payments. Scoring in the 710 rating

Monthly net income: $ 19,656

Monthly expenses: $
??Housing: $200? live with family
??Insurance: $ 10.15 /mo?
??Car expenses: Don't own a car
??Utilities: $0 Live with family
??Phone, cable, internet: Cell $45 /mo unlimited, Internet $30/mo
? Credit cards and other loans: $ 150 - 200/mo ( will be? lower if approved for loan )

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 483820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-1993	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	16	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	5 / 5	Length of status:	0y 8m
Amount delinquent:	$2,569	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,473	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	best-peso-equator	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARD
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 483866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.50%

Starting lender yield:	9.95%	Starting borrower rate/APR:	10.95% / 13.07%	Starting monthly payment:	$229.01

Auction yield range:	3.57% - 9.95%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1997	Debt/Income ratio:	15%
Credit score:	800-819 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,755	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	Yes
Screen name:	velocity-tulip	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 483904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	16.57%	Starting borrower rate/APR:	17.57% / 20.91%	Starting monthly payment:	$179.69

Auction yield range:	16.57% - 16.57%	Estimated loss impact:	37.51%
Lender servicing fee:	1.00%	Estimated return:	-20.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1988	Debt/Income ratio:	38%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	24y 9m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,771	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	jetsons6866	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	720-739 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	720-739 (Oct-2009)
Principal balance:	$1,152.88	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Auto Loan for my daughter
Purpose of loan:
This loan will be used to? Help my daughter buy a more reliable car before leaving for college.

My financial situation:
I am a good candidate for this loan because? My wife & I take paying our bills on time very seriously

Monthly net income: $ 6700

Monthly expenses: $
??Housing: $ 2500
??Insurance: $ 250
??Car expenses: $ 750
??Utilities: $ 175
??Phone, cable, internet: $ 90
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 200

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$157.04

Auction yield range:	13.57% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1999	Debt/Income ratio:	31%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	7y 1m
Amount delinquent:	$460	Total credit lines:	12	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,947	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	No
Screen name:	unforgettable-interest6	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used for?Paying off debtMy financial situation:
I am a good candidate for this loan because? I have secure job, and will not have a problem meeting my monthly payment obligations. I plan to have the payment automatically deducted from my bank account.I had some medical problems that are resolved now Iwould like to pay off the remainding balance of my medical bills and any left over money will go to paying off my Credit Cards.I do have one delinquent account that I have been disputing.
Monthly net income: $ 1,374.88

Monthly expenses:??Housing: $ 0.00
??Insurance: $ 109.83
??Car expenses: $ 340.00
??Utilities: $ 110.00
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 0.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 220.00
??Other expenses: $200.00 Medical Bills
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	60 months	Estimated loss:	5.95%

Starting lender yield:	16.90%	Starting borrower rate/APR:	17.90% / 19.33%	Starting monthly payment:	$380.09

Auction yield range:	6.06% - 16.90%	Estimated loss impact:	6.24%
Lender servicing fee:	1.00%	Estimated return:	10.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-2000	Debt/Income ratio:	11%
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,918	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	orange-responsibility-serrano	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down payment on house
Purpose of loan:
This loan will be used as part of a down payment on a house. I need $25,000 for the down payment, and have $10,000 of my own money that I will be putting towards it, but need $15,000 to make up the remainder.

My financial situation:
I am a good candidate for this loan because I have a very secure job as a manager of professional services at a successful software company. I have been with my current employer for over 4 years, but have been working in the same industry for nearly 15 years. Additionally, I am zealous about paying my bills and making my financial responsibilities, and am never late with my payments.

Monthly net income: $9,050

Monthly expenses: $5,910
??Housing: $2650
??Rent: $1140
??Insurance: $170
??Car expenses: $160
??Utilities: $150
??Phone, cable, internet: $120
??Food, entertainment: $400
??Clothing, household expenses $320
??Credit cards and other loans: $400
??Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.57% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1985	Debt/Income ratio:	73%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	20y 6m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$102,224	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	bold-dime-karate	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Pay off and close credit cards"
Purpose of loan:
This loan will be used to? Pay off, close and consolidate?credit cards.

My financial situation:
I am a good candidate for this loan because? Both my wife and I are employed, always make our payments on time and our credit score took a hit due to opting out on interest rate increases on cards with high balances.? We chose to close and pay off those cards.

Monthly net income: $
$6,500.00 including wife's income.
Monthly expenses: $
??Housing: $ 1695.00
??Insurance: $ 207.00
??Car expenses: $ 319.00
??Utilities: $ 300.00
??Phone, cable, internet: $ $175.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $?75.00
??Credit cards and other loans: $ 2,050.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-1997	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 20	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$35,013	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	nickel-cycle0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory
Purpose of loan:
This loan will be used to for inventory purchases for new business

My financial situation:
I am a good candidate for this loan because good cash flow business

Monthly net income: $ 25000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$180.76

Auction yield range:	16.57% - 17.00%	Estimated loss impact:	19.24%
Lender servicing fee:	1.00%	Estimated return:	-2.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1997	Debt/Income ratio:	11%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 6	Length of status:	3y 11m
Amount delinquent:	$710	Total credit lines:	34	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,944	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	90%
		Homeownership:	No
Screen name:	coin-tempo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off med bills and credit
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$158.33

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1998	Debt/Income ratio:	11%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 11	Revolving credit balance:	$629	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	payment-rumbler0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Cards & Minor Home Repairs
Purpose of loan:
This loan will be used to?
pay off minor credit card debt?and for?minor home repairs and improvements.????????
My financial situation:
I am a good candidate for this loan because?
I am a responsible lender and over the past years have proven myself to be a credit worthy borrower.????
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484102
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	11y 5m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,587	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	unconquerable-transparency8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	13.90%	Starting borrower rate/APR:	14.90% / 17.07%	Starting monthly payment:	$103.85

Auction yield range:	5.57% - 13.90%	Estimated loss impact:	6.18%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1991	Debt/Income ratio:	6%
Credit score:	800-819 (Nov-2010)	Inquiries last 6m:	8	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	8y 4m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,003	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	Yes
Screen name:	agile-worth8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Updating 2nd Home To Rent
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Oct-2010)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	7y 2m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$168	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	No
Screen name:	abundant-exchange	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
seasonal Inventory for my business
Purpose of loan:
This loan will be used to?purchase inventory for my Electronics Wholesale Business.
I have unlimited orders for Apple/Sony/Hp/laptops and video games for the upcoming season.
I buy them at discount and sell them to merchants on Ebay for a profit.

I am a good candidate for this loan because I have been in business since 09/2003.
Have a degree in Electronics Technology/3,5 g.p.a.
I also do Commercial Construction metal Recycling
and generate cash doing so.
Hard assets do well in a weak economy.
I also recycle old electronics which I get for nothing and sell for 100%.

I have very little debt.

Monthly net income: $ 5427.29

Monthly expenses: $ 200
??Housing: $ 0
??Insurance: $ 25
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 89.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 163.00
??Other expenses: $ 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$228.90

Auction yield range:	10.57% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1980	Debt/Income ratio:	22%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	16 / 15	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,229	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	direct-platinum8	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,300.00	< 31 days late:	0 ( 0% )	720-739 (Sep-2010) 740-759 (Nov-2009)
Principal balance:	$4,015.87	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
downpayment for my home
Purpose of loan:
This loan will be used to? Consolidate bills and use this for a downpayment on a Townhome that is in my family and get off of the rental treadmill

My financial situation:
I am a good candidate for this loan because? I have a current loan with Prosper that has a good history, I am just getting back to full time work because in July I had a very serious infection and was in the hospital for 8 days, 2 in intensive care, followed by 3 months of treatment and physical therapy, which has been part of the problem, my salary during this period was 60% for short term disability and now finally I am back to 100% pay. I am a top collector at work and am always recognized as such, work very hard at my job and would really appreciate this loan to help me with my purchase.

Monthly net income: $ 2800Monthly expenses: $??Housing: $840
??Insurance: $ 50
??Car expenses: $250
??Utilities: $150
??Phone, cable, internet: $
??Food, entertainment: $175
??Clothing, household expenses $125
??Credit cards and other loans: $ 450
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$325.70

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-2002	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	9	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,151	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	brilliant-point2	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Hospital Bills from Baby
Purpose of loan:
This loan will be used to?
Pay off hospital bills for our new baby. The total ended up being more then we had saved for and insurance didnt cover the rest. I know it seems like $7200 is alot for having a baby but ill explain. I was in the hospital for 3 days before she was born and then 3 days after. It was a hard delivery that took forever due to her being breach. She also stayed in the hospital for those same three 3 days after she was born. The total bill for both her and I was $8300(and some change) not including prenatal care which we had saved for and already paid off. The hospital does not allow for extended payments over 6 months. So you have to pay off the entire balance in that time or they send you to collections.
My financial situation:
We have never been late on anything and dont want the hospitals rules affecting our good credit. As for the 82% bank card utilization, we only have $7500 available to use. Its not like we have $20k or higher like some people.
I am a good candidate for this loan because?
I have a decent credit score and have never missed a payment
Monthly net income: $1800

Monthly expenses: $0 (My husbands income pays for everything except my car which is $450/month.)
??Housing: $0
??Insurance: $0
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $0
??Clothing, household expenses $0
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	60 months	Estimated loss:	5.95%

Starting lender yield:	16.90%	Starting borrower rate/APR:	17.90% / 19.33%	Starting monthly payment:	$380.09

Auction yield range:	6.06% - 16.90%	Estimated loss impact:	6.24%
Lender servicing fee:	1.00%	Estimated return:	10.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1979	Debt/Income ratio:	25%
Credit score:	800-819 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 18	Length of status:	35y 3m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$175,813	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	Yes
Screen name:	DONROSSJR	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?Pay off high interest credit card debt

My financial situation:stable
I am a good candidate for this loan because?Credit rating is good to excellent, and I wish to pay off debt at lower interest rate

Monthly net income: $5759.02

Monthly expenses: $
??Housing: $
??Insurance: $160
??Car expenses: $368
??Utilities: $125
??Phone, cable, internet: $118
??Food, entertainment: $300
??Clothing, household expenses $50
??Credit cards and other loans: $1800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.70%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 13.19%	Starting monthly payment:	$322.67

Auction yield range:	7.57% - 9.00%	Estimated loss impact:	8.88%
Lender servicing fee:	1.00%	Estimated return:	0.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,411	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	shrewd-velocity6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will?

Allow me to find the ideal job:
I am a good candidate for this loan because?

I graduated from a top 10 business school in May 2010. During business school I consulted and earned $100/hour. Prior to business school my income was $110k. I am seeking a $10,000 loan because I would like to give myself more runway to find the ideal job. I have a side business that is earning income, but my student loans are coming due and I am seeking further cash to extend my personal runway before I find the ideal job. My current earning potential is at least $100k/year.

Monthly net income: $2,500

Monthly expenses: $ 3,000
??Housing: $800
??Insurance: $200
??Car expenses: $200
??Utilities: $200
??Phone, cable, internet: $200
??Food, entertainment: $900
??Clothing, household expenses $200
??Credit cards and other loans: $200
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$123.28

Auction yield range:	10.57% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1999	Debt/Income ratio:	43%
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	10y 1m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$912	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	Yes
Screen name:	shiny-asset474	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business expenses
Purpose of loan:
This loan will be used to?
To help pay for some business expenses.
My financial situation:
I am a good candidate for this loan because?
My credit is good and my job is stable.
Monthly net income: $
1000
Monthly expenses: $
??Housing: $ 0
??Insurance: $
??Car expenses: $00
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 30.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	60 months	Estimated loss:	5.95%

Starting lender yield:	16.90%	Starting borrower rate/APR:	17.90% / 19.33%	Starting monthly payment:	$380.09

Auction yield range:	6.06% - 16.90%	Estimated loss impact:	6.24%
Lender servicing fee:	1.00%	Estimated return:	10.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-2000	Debt/Income ratio:	5%
Credit score:	800-819 (Nov-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,585	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	profitable-pound9	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down Payment Assistance
Purpose of loan:
This loan will be used to assist me in coming up with the down payment on my first home!

My financial situation:
I am a good candidate for this loan because I have exhibited good financially stability over the past 8 years. I moved to Denver from Los Angeles in May 2010 (which is why it says my employment history is only 6 months), but my employment history actually spans back to June 2002. I have been in the same industry (defense/aerospace) and job function (Contracts Negotiator) for these 8 years. I make $100,000/year and have an excellent credit score. I have a sufficient salary to make the monthly payments (as shown below). I will be using part of my own savings towards the down payment.

Monthly net income: $8,464 ($4,244 from salary-after taxes, 401K, etc and $4,220 from rental income from investment properties)

Monthly expenses: $7,450
Housing: $1400 (rent)
Insurance: $120
Car expenses: $0
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses $250
Credit cards and other loans: $1500 (paid off monthly)
Investment Property Mortgages (PITI): $3,780
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.49%	Starting monthly payment:	$67.30

Auction yield range:	13.57% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1985	Debt/Income ratio:	11%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 6	Length of status:	15y 3m
Amount delinquent:	$122	Total credit lines:	39	Occupation:	Professor
Public records last 12m / 10y:	1/ 2	Revolving credit balance:	$2,065	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	safe-justice0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car for the winter
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 40.68%	Starting monthly payment:	$44.87

Auction yield range:	13.57% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1999	Debt/Income ratio:	6%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	14y 8m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$246	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	34	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	alluring-payout4	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
a leg up
Purpose of loan:
This loan will be used to?consolidate bills before the holidays

My financial situation:
I am a good candidate for this loan because?I will be debt free in 2011. I will pay off all my debt with profit sharing checks in January and July.

Monthly net income: $4500

Monthly expenses: $
??Housing: $1250
??Insurance: $134
??Car expenses: $400
??Utilities: $200
??Phone, cable, internet: $120
??Food, entertainment: $500
??Clothing, household expenses $200
??Credit cards and other loans: $100
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.30%

Starting lender yield:	6.20%	Starting borrower rate/APR:	7.20% / 7.54%	Starting monthly payment:	$201.30

Auction yield range:	2.57% - 6.20%	Estimated loss impact:	1.30%
Lender servicing fee:	1.00%	Estimated return:	4.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-2001	Debt/Income ratio:	8%
Credit score:	840-859 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,320	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	Yes
Screen name:	DreamIsReal	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	840-859 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	840-859 (Oct-2010) 820-839 (Mar-2010)
Principal balance:	$6,572.99	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Bring down interest rate on debt
Current Prosper lender...

Refinancing more debt and want to lend even more money...

My financial situation:
I am a good candidate for this loan because I have excellent credit and I am a hard worker and responsible person.
I am looking to get married soon so I am trying to make life as manageable as possible.

Absolute RISK FREE investment for you and a life saver for me.

Thank you everyone for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484168
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	4.95%

Starting lender yield:	12.40%	Starting borrower rate/APR:	13.40% / 15.55%	Starting monthly payment:	$108.44

Auction yield range:	5.57% - 12.40%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	7.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1974	Debt/Income ratio:	21%
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	30y 2m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$137,972	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	the-prudent-bonus	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	740-759 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	760-779 (Oct-2009)
Principal balance:	$2,937.87	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Consolidate Debt/Help Relative
This is the second time I've come to Prosper? for a loan. I've made timely payments for the duration of the first loan and commit to being equally responsible again.

The purpose of this loan is to consolidate some debt and continue to assist an elderly relative with in home care.?My debt was accumulated by sending a child?to?private school and college.? I also?attended classes while my?child was in college.??My goal?is to reduce some?of the?credit debt with outrageous interest.??

Currently, I have a mortage and credit card debt in which timely payments are made.? In addition to my primary employment, I supplement income with tutoring and temporary?gigs.?

Thank you in advance for your interest.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.72%	Starting monthly payment:	$66.18

Auction yield range:	13.57% - 27.00%	Estimated loss impact:	15.43%
Lender servicing fee:	1.00%	Estimated return:	11.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-2001	Debt/Income ratio:	31%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,415	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	No
Screen name:	clemlchris	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	660-679 (Oct-2009) 620-639 (Mar-2008)
Principal balance:	$1,824.71	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Pay Off High Interest Credit Cards
Purpose of loan:
This loan will be used to pay off a high interest credit card.? As a new mom who is single, I have incurred some extra expenses since my daughter was born and I would like to get back on the right financial track so that I can better provide for her.

My financial situation:
I am a good candidate for this loan because I have never been late or missed any payments on anything for at least 5 years.? I have a very stable job and am more than confident that this will only help-not hurt-my financial situation.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 63
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 185
??Food, entertainment: $ 150
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 400
??Other expenses: Daycare-$200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$81.42

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-2002	Debt/Income ratio:	38%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,975	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	rupee-crescendo	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for My Organic Food Company
Purpose of loan:
I am in the process of starting a small food business that will specialize in organic, fresh, and local products. This loan will provide the start-up capital I need to pay for supplies and ingredients, filing fees, and marketing.? Visit our website by clicking here!

My financial situation:
I am a good candidate for this loan because in addition to working full time, I will use Prosper funds to generate more income for myself and grow my business. Sales outlets are already in place for the products I will produce, including 3 retail outlets and 4 farmers' markets

Monthly net income: $ 4,300.00 (Household.? My husband and I share our income)

Monthly expenses: $
??Housing: $ 500.00
? Utilities: $ 60.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-2008	Debt/Income ratio:	14%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$861	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	return-chemistry6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New car + flying home
Purpose of loan: To purchase a car and plane tickets to fly home for the holidays.

My financial situation: Being in the Military means unmatched job security.

I am a good candidate for this loan because I am reliable, responsible and contractually employed, with modest but predictable disposable income. In a time of economic woes, I am lucky to be untouched by the madness.

Monthly net income: $3000
Monthly expenses: $1820
Housing: $600
Insurance: $200
Car expenses: $300
Utilities: $50
Phone, cable, internet: $50
Food, entertainment: $300
Clothing, household expenses $200
Credit cards and other loans: $20
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1999	Debt/Income ratio:	7%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	3 / 3	Length of status:	4y 6m
Amount delinquent:	$868	Total credit lines:	22	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$265	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	a-extraordinary-dollar	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking For Assistance
Purpose of loan:
Help Out Daughter

My financial situation:
I work hard and always pay my debt

Monthly net income: $

Monthly expenses: $
??Housing: $ 897
??Insurance: $ 79
??Car expenses: $ 450
??Utilities: $ 400
??Phone, cable, internet: $ 250
??Food, entertainment: $ 1
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	13.90%	Starting borrower rate/APR:	14.90% / 17.07%	Starting monthly payment:	$276.93

Auction yield range:	5.57% - 13.90%	Estimated loss impact:	6.18%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1991	Debt/Income ratio:	16%
Credit score:	760-779 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,549	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	dsellers	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Repair/ Debt Consolidate
Purpose of loan:
This loan will be used to pay down some debt as well as repair a barn roof?

My financial situation: I am employed, make good pay, but have have unexpected repair expenses that require immediate action and a bit of high interest credit card debt.
I am a good candidate for this loan because I am mature, responsible and repay my debt in timely manner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$157.04

Auction yield range:	13.57% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1993	Debt/Income ratio:	10%
Credit score:	680-699 (Nov-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	7y 5m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$532	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	8%
		Homeownership:	Yes
Screen name:	moola-tapestry1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating bills
Purpose of loan:
This loan will be used to pay off medical bills and credit cards?.

My financial situation:
I am a good candidate for this loan because I'm a hard worker. I've been with the same agency for 7 1/2 years. I pay my bills on time. I have worked a part time job before to make ends meet but that's not an option for me since my kids are in extra cirricular activities and I'm a single mom so, I'm the only one to get it done. I love my job and don't plan on changing jobs any time soon. I am also the senior CPS worker and I don't see my self or my fellow CPS worker (yes, there are only 2 of us) loosing our jobs anytime soon. I work even when I'm sick and my dad, who's retired, watches my kids when they are sick. I have made mistakes with my finances but I've learned from them and am trying to make better decisions. This loan would put?7 payments into 1 single payment. My parents do help me when needed and help pay for clothing, shoes and they also help when unexpected bills come up.

Monthly net income: $ 3164

Monthly expenses: $ 3063
??Housing: $ 1059 (PITI)
??Insurance: $ 70 (car ins)
??Car expenses: $?200 (gas)
??Utilities: $?380 (electric, phone?& water)
? Cell phone: $?200
? Food, entertainment: $ 500
??Studen Loan: $10
??Credit cards and other loans: $?365
??Other expenses: $ 279 (medical bills)

Income - Expenses = $101

The loan will pay off the medical bills and credit cards which will leave me a great deal of breathing room to pay off this loan and have some money to put aside for a rainy day.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	60 months	Estimated loss:	5.95%

Starting lender yield:	16.90%	Starting borrower rate/APR:	17.90% / 19.33%	Starting monthly payment:	$380.09

Auction yield range:	6.06% - 16.90%	Estimated loss impact:	6.24%
Lender servicing fee:	1.00%	Estimated return:	10.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1983	Debt/Income ratio:	17%
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	20y 0m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$83,648	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	TechExplorer	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Repair Loan
I work For Chevron USA ,Inc.
Pascagoula Refinery
Refinery Operator
20years +
I work a Great Deal of overtime and my Budget allows me to pay back this Loan Early
Purpose of this Loan is to update and repair my current Home as needed for Future sell,
Down Size,use proceeds to pay off debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$123.28

Auction yield range:	10.57% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2002	Debt/Income ratio:	9%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,171	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	newest-momentous-point	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
vacation
Purpose of loan:
Take a vacation

My financial situation:
I am a good candidate for this loan because all payments will be made in full and on time.

Monthly net income: $ 2900

Monthly expenses: $
??Housing: $ 865
??Insurance: $ 86
??Car expenses: $?0
??Utilities: $ 65
??Phone, cable, internet: $?200
??Food, entertainment: $ 300
??Clothing, household expenses $?50
??Credit cards and other loans: $ 250
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.30%

Starting lender yield:	6.65%	Starting borrower rate/APR:	7.65% / 7.99%	Starting monthly payment:	$187.05

Auction yield range:	2.57% - 6.65%	Estimated loss impact:	1.30%
Lender servicing fee:	1.00%	Estimated return:	5.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Oct-1978	Debt/Income ratio:	8%
Credit score:	800-819 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	27y 6m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$49,650	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	zeitler	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	60 ( 100% )	800-819 (Latest)
Principal borrowed:	$9,000.00	< 31 days late:	0 ( 0% )	820-839 (Jun-2008) 780-799 (Jul-2006)
Principal balance:	$1,445.19	31+ days late:	0 ( 0% )
Total payments billed:	60
Description
Small remodel project
Purpose of loan:
I have a small bathroom project my wife would love to see done this winter so I am back supporting the Prosper community of lenders for the 3rd time.
This loan will also be used to pay off an open Prosper loan I have with a small balance.
I look forward to any questions and wish to thank all my previous lenders.

My financial situation:
I'll let my credit rating and previous Prosper loans speak for themselves.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.95%

Starting lender yield:	10.90%	Starting borrower rate/APR:	11.90% / 14.03%	Starting monthly payment:	$248.75

Auction yield range:	5.57% - 10.90%	Estimated loss impact:	6.13%
Lender servicing fee:	1.00%	Estimated return:	4.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1991	Debt/Income ratio:	20%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$36,624	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	Yes
Screen name:	p2ploan-caramel	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off higher rate credit cards!
Purpose of loan:
I have some credit cards whose interest rates have gone up due to the recent law changes.? Not because of late payments (as shown by the credit profile).? I'd like to get some of them paid off so that we start a snowball effect with lower interest rates and hopefully get the credit cards paid off in full in a few years.? We have been working on paying them off, but with the increase in the rates, it's not making as much of a dent as fast.

My financial situation:
My financial situation is stable.? I have been at my current job for under a year, but my two previous employments were for almost 5 years and almost 10 years prior to that.??

Monthly net income: $ 6,000

We are also still paying off my student loans from Pharmacy School.? The cars are paid off, but while I was in pharmacy school and part of the time while my husband was in school (he's due to graduate this December), we did use the credit cards to help with living expenses, hence the totals.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.55%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$473.51

Auction yield range:	2.57% - 7.50%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Nov-1998	Debt/Income ratio:	10%
Credit score:	780-799 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,725	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	Yes
Screen name:	bye-bad-bad-bath	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Bathroom
Purpose of loan:
Gut 1950s? bathroom and join 2011 with a comfortable bathroom that isn't falling down.

My financial situation:
I? pay off everything full and rarely borrow money, unless rates are extremely favorable. It seems in this economy banks only want to help other banks and not someone with AA credit, so social lending was suggested by a friend on this site to help others make money.

I am a good candidate:
I am a good candidate for this loan because I have sufficient income to cover the monthly payments.? I am financially secure and have sufficient retirement funds to cover, but I'd rather not use 401k proceeds and keep my cash flow spread out over life of the loan.

I have never paid a bill late in my life and pay off all credit cards as if they were charge cards (original amex card).

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	60 months	Estimated loss:	1.30%

Starting lender yield:	7.53%	Starting borrower rate/APR:	8.53% / 8.74%	Starting monthly payment:	$307.96

Auction yield range:	3.06% - 7.53%	Estimated loss impact:	1.30%
Lender servicing fee:	1.00%	Estimated return:	6.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Oct-1995	Debt/Income ratio:	6%
Credit score:	800-819 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	9 / 8	Length of status:	0y 3m
Amount delinquent:	$1,861	Total credit lines:	27	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,295	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	Yes
Screen name:	mk408	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	33 ( 97% )	800-819 (Latest)
Principal borrowed:	$8,989.00	< 31 days late:	1 ( 3% )	800-819 (Feb-2010) 780-799 (Aug-2009) 780-799 (Jul-2009) 800-819 (Apr-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Trying out 3.0
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.55%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 13.35%	Starting monthly payment:	$404.33

Auction yield range:	2.57% - 12.00%	Estimated loss impact:	1.57%
Lender servicing fee:	1.00%	Estimated return:	10.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1996	Debt/Income ratio:	11%
Credit score:	780-799 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,727	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	ktvm	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate credit cards
I want to change some of my revolving credit card debt to an installment loan.? Citi just offered me up to 27,000 in 0% on my credit cards for the next year, but my blanace is on my Citi cards.? Although I plan to just pay down those cards with this loan, I'll have the 0% offer as a back up just in case.? I put the interest a little higher, hoping for bid down.? At worst you'll get the interest instead of Citi.

The credit card debt is from bad business deals, and I am paying them down as fast as I can.? See listing 442165 where I had 53k in revolving, but have paid that down by over 20k this year. ? The snowball has started getting bigger, Proper can super size it for me.?

Monthly Gross income
$11,472 gross W-2 income in 2009, expect roughly the same in 2010
?$5,240 rental income (2000 800 1400 1040)
$16,712 total monthly gross income

Monthly Expenses
income taxes: $3410
own home mortgage PITI: $1535
mortgage expenses PITI for rental properties (2785 1132 1201 651): $5769 rental reserves, including maintenance: $945
Citi card payment: $750
Chase payment:? $190
Other expenses $770

Total expenses : $13,369

Leaves at least $3,343 cashflow for other luxury uses or paying down debt.

2009 W2 income of $137,665 and $40,929 paid in income taxes

Assets
Own home ($160,000 value, $109,826 loan, $50,174 equity)
Rental 1 ($340,000 value, $303,345 loan, $36,665 equity)
Rental 2 ($120,000 value,? $90,893 loan, $29,107 equity)
Rental 3 ($156,000 value, $127,193 loan, $28,807 equity)
Rental 4 ($163,000 value,? $79,535 loan, $83,465 equity)

Total $228,217 in real estate equity at todays real estate prices.? Some of these properties had been worth around $190,000 back a few years ago, but I am providing current market values.

I have $107,642 in a 401k,? $7,325k in a ROTH IRA, and $6,994 in a Health Saving Account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	13.57%	Starting borrower rate/APR:	14.57% / 20.17%	Starting monthly payment:	$34.46

Auction yield range:	13.57% - 13.57%	Estimated loss impact:	14.78%
Lender servicing fee:	1.00%	Estimated return:	-1.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2005	Debt/Income ratio:	8%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,730	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	d_help	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	620-639 (May-2008)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Ms
Purpose of loan:
This loan will be used to?
help with financial bills. I am going to school full time and working part time and took out a loan for school, but it will not be available until next quarter so I was awarded none for fall quarter which has put me in a financial bind.
My financial situation:
I am a good candidate for this loan because?
I have loaned through prosper before and paid in full on a timely basis.
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	4.95%

Starting lender yield:	12.40%	Starting borrower rate/APR:	13.40% / 15.55%	Starting monthly payment:	$169.43

Auction yield range:	5.57% - 12.40%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	7.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-2001	Debt/Income ratio:	22%
Credit score:	760-779 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,449	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	npn404	Borrower's state:	Illinois	Borrower's group:	SA Goons
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	55 ( 100% )	760-779 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	520-539 (Jan-2008) 520-539 (Oct-2007) 520-539 (Sep-2006)
Principal balance:	$0.03	31+ days late:	0 ( 0% )
Total payments billed:	55
Description
Condolidation - Getting out of debt
Purpose of loan:
Long story short, I will use this to pay off a different consolidation loan I have and get a lower rate, as well as lower my monthly payment.

My financial situation:
I'm in an excellent financial situation. I routinely pay off my credit card every paycheck, and no longer carry any credit card debt longer than a month or so. A lot of this is thanks to this site. Prosper has helped me immensely to pull myself out of a hole I never thought I could get out of.

This would be my third Prosper loan. As you can see, I have an excellent payoff history, and have never missed a single payment. I don't like bragging about myself, but as you can see I'm about as sure of a thing as you can find on Prosper.

After paying this loan off, I will be credit card and loan free - except for one student loan with an excellent rate. Help me out!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.57% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1982	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 6	Length of status:	1y 1m
Amount delinquent:	$5,952	Total credit lines:	30	Occupation:	Realtor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,765	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Bankcard utilization:	1%
		Homeownership:	Yes
Screen name:	handshake_007	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mortgage Loan Officer Course
Last 2 delinquency's have been paid. I will pay back the loan on time and pay off the loan faster than the three year term. This is a loan for a Mortgage loan Officer class I am taking to as a career. I need a few new updated business supplies like an nice new lap top and chair as well. You can view my on-line college for Ohio at www.hondros.com

Thank You!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484240
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$238.56

Auction yield range:	16.57% - 24.00%	Estimated loss impact:	19.68%
Lender servicing fee:	1.00%	Estimated return:	4.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1999	Debt/Income ratio:	42%
Credit score:	760-779 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 6	Length of status:	2y 10m
Amount delinquent:	$993	Total credit lines:	22	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,499	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	commerce-orbit	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off negative equity in car
Purpose of loan:
This loan will be used to? pay off $7000 of negative equity in our car.? We will then sell the car which will leave us with no car payment because we have two other vehicles that are both paid off.? We will use part of the $440 a month that we are currently paying on this car to pay this personal loan.

My financial situation:
I am a good candidate for this loan because?I have a stable job that I have been on for several years.? I have been married for six and a half years and my husband also has a stable job as a building engineer.? He makes about $40000 per year and will be helping me pay off this loan. ???? ????

Monthly net income: $ 2000

Monthly expenses: $ 980
??Housing: $ 1298 my husband pays this bill ????
??Insurance: $ 150 my husband pays this bill
??Car expenses: $ 440 my husband pays this bill
??Utilities: $ 180
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 100
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-2000	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,905	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	credit-bloom9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card consolidation
Purpose of loan:
This loan will be used to consolidate my existing credit cards in order to close those accounts and have just one payment each month

My financial situation: is good right now. The company I work for just got two new large contracts and we went back to work full time in October. Because I had some time off inbetween contracts, I had to use my credit cards more than I would have liked. Now that we are back to work full time, I want to consolidate and eliminate those accounts for good
I am a good candidate for this loan because I am responsible with my credit history. I pay my debts on time and I have done everything to prevent overextending myself. I will admit that this past year has been difficult with work, but I am back on track again, and I am still on track to make an estimated $50,000 to $55,000 this year.

Monthly net income: $ 4000

Monthly expenses: $ 3800
??Housing: $1125
??Insurance: $25 (renters insurance)
??Car expenses: $850 (including gas & insurance)
??Utilities: $200
??Phone, cable, internet: $300 (including cellphone)
??Food, entertainment: $400
??Clothing, household expenses, food $400
??Credit cards and other loans: $500
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.56%	Starting monthly payment:	$124.09

Auction yield range:	16.57% - 27.00%	Estimated loss impact:	25.57%
Lender servicing fee:	1.00%	Estimated return:	1.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1997	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,153	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	No
Screen name:	proud-yield7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying car for business
Purpose of loan:
This loan will be used to?
Buy a car for my ground transportation company...
My financial situation:
I am a good candidate for this loan because?
I always pay my bills on time,been on my job for over 2 years and my start-up?company has been established for 2yrs,I have a life insurance policy,IRA's and?just started a?401k with my job 1 yr ago....

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1996	Debt/Income ratio:	12%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 12	Length of status:	5y 7m
Amount delinquent:	$324	Total credit lines:	37	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$89,894	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	Yes
Screen name:	roi-boss	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off utility bills
Purpose of loan:
This loan would be used to pay off some utility bills that have grown out of control due to a temporary financial crunch (explained below).

My financial situation:
I am a good candidate for this loan because I am true to my word, honest and fully employed and have been for the last 10 years. Prior to this I ran my own business for 10 years. Times are tight because my wife stopped working 3 years ago due to stage 4 metastatic cancer. We have been living off one income and I run up credit card debt during the last few years due to increased living costs and the loss of my wife's income. I need to free up some cash flow and pay off some utility oustanding bills in order to get back on an even keel.

This profile indicates that I have a revolving credit balance of $89,000, this is not accurate because $76,000 was a HELOC but has seen been converted into a 30 year fixed loan. The amount delinquent of $324 is accurate only because I am off on this payment by a few days every month in accordance with my pay schedule.

Monthly net income: $4,800 (after tax and 401k deductions)

Monthly expenses: $4,530

1st Mortgage $2,116
2nd Mortgage $325
Electricity $300
Heat (oil) $114
Phone $50
Cable $120
Car Insurance $130
Gas $275
Food $500
Other $100
Credit Cards $500

If any further information is required please let me know.
Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484252
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,980.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 37.70%	Starting monthly payment:	$222.47

Auction yield range:	10.57% - 33.00%	Estimated loss impact:	10.64%
Lender servicing fee:	1.00%	Estimated return:	22.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1998	Debt/Income ratio:	14%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 6	Length of status:	6y 7m
Amount delinquent:	$1,480	Total credit lines:	35	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,165	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	Cluvnupe06	Borrower's state:	Georgia	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	720-739 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	720-739 (Aug-2009) 720-739 (Oct-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Expand My Business to 2nd store
Purpose of loan:
This loan will be used to? This will be a loan for working capital once we get our business open.? We are due to open in Early December and have spent just about all of our cash on the store buildout, and other expenses related to opening a business.? The reason our credit score has taken a hit is because we've thrown everything we had to get the store open to this point.? This loan will be a buffer for inventory and incidentals until the holiday revenue starts kicking in.

My financial situation:
I am a good candidate for this loan because? My wife and I are Veterans, West Point Grads, and business people who believe in paying our debts.?I have over 70 currently active prosper loans, and have been a part of the prosper community for over 3 years now because I believe in this system of people helping people.?? I have had a previous loan with prosper and never missed a payment.? I pay automatically, have a high paying job, in addition to the income from our first store. I recognize that there is a delinquency on my report, it is in dispute and will not be able to be removed until the dispute is settled.

Monthly net income: $ 8435

Monthly expenses: $
??Housing: $ 1400
??Insurance: $?420
??Car expenses: $ 0
??Utilities: $ 400
??Phone, cable, internet: $ 150
??Food, entertainment: $ 600 (4 kids...?? yikes)
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $ 800 Charitable giving 1400 (taxes and other)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1993	Debt/Income ratio:	29%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 6	Length of status:	3y 9m
Amount delinquent:	$3,411	Total credit lines:	51	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,705	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	tygres428	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	700-719 (Jul-2010) 660-679 (Aug-2009) 680-699 (May-2008)
Principal balance:	$3,544.30	31+ days late:	0 ( 0% )
Total payments billed:	29
Description
Pay Bills - Other and Medical
Purpose of loan:

This loan will be used for mortgage catch up, phase II of braces, and pay off a few credit cards. In later part of 2009 we had a setback due to illness, but everything is ok now. We just have a few things lingering.?Our mortgage is running over 30 days (but under 60, but late charges continue to accrue),?the middle child needs to get phase II set of braces, and during the time of illness, we rang up a few credit cards that we would also like to pay off and close out.?

My financial situation:

I am a good candidate for this loan as I have a steady good paying job and?I take my credit and commitments seriously.?My husband's income is also a contributor.?Most importantly, I have all intentions of paying this loan, just as I have with my existing?Prosper loan, which even through hard times, has never been late and the same goes for?many other bills.?The?existing Prosper loan along with an auto loan?will be paid off by June of 2011?which?combined will be additional funds to our available monthly income. I do have a 403 plan but want to avoid taking from it due to the costs and penalties that would incur so I am looking to the Prosper Community for assistance.

I would like to note that?a creditor whom I had an agreement with may show as 90 days but they have recently been paid off and are updating my credit report. I believe that the mortgage along with this creditor is a large part of my high risk rating.

We want to get caught up and?get things done?so that?the credit rating can once again build and we can be on time again, we just need someone to give the opportunity.

Thank you in advance for taking the time to evaluate my situation and for considering me for a loan.

Monthly net income: $?6600
plus $1900 from husband?s income and child support that he receives

Monthly expenses: (shared between us)??

Housing: $ 1750??
Home Equity Loan: $400??
Auto Loan: $ 800 ??
Utilities: $ 500??
Phone, cable, internet & cell phone: $ 300
Food, entertainment, and other: $ 600
Credit cards, misc bills?and other loans: $ 1700 ??
Medical:? $100??

Total Expenses ? $6150?(combined)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1999	Debt/Income ratio:	41%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 6	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,915	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	impartial-credit3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical bill and Other
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484258
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	10.57%	Starting borrower rate/APR:	11.57% / 14.79%	Starting monthly payment:	$148.54

Auction yield range:	10.57% - 10.57%	Estimated loss impact:	10.02%
Lender servicing fee:	1.00%	Estimated return:	0.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2000	Debt/Income ratio:	30%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 19	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,413	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	rizzy	Borrower's state:	Ohio	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	1 ( 3% )	640-659 (May-2007) 660-679 (Apr-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Paying Off Car Repair
Purpose of loan:
My wife and I had a costly car repair happen last year in December. It was around $8000. This came with a 1 year same as cash option. We have tried hard to pay the entire amount off in a year, so we don't get all the thousands of dollars in interest tacked on. We have paid half of it off and it is down to $4000. If we don't pay off the remaining $4,000 by December 8th then with all the intrest added back on we will be back to where we started last year.

My financial situation:
I have had a loan here from Prosper before. I went through the full 3 years of the loan without being late or missing one payment once. I am not sure if you can see that in my history or not. I made it through the last loan without one issue and my salary has gone up significantly since that loan as well. The same goes for my wife as well.

Right now my wife and I after all expenses each month have $1700 left. I already have the load payment amount figured into my monthly bills as we have been paying on each month for the past year. We will have no problem paying monthly on this as you can see from our financials. We just don't want to have a setback and be right back at the amount we owed last year.

If you have any questions please ask.

Monthly net income: $5500

Monthly expenses: $
??Housing: $1500
??Insurance: $150
??Car expenses: $270
??Utilities: $300
??Phone, cable, internet: $110
??Food, entertainment: $300
??Clothing, household expenses $100
??Credit cards and other loans: $600
Savings Account: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$180.71

Auction yield range:	10.57% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1989	Debt/Income ratio:	23%
Credit score:	700-719 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,057	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	xsteedx	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 96% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	1 ( 4% )	720-739 (Sep-2008)
Principal balance:	$1,659.35	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
College Debt Consolidation
Purpose of loan:
Good day. I'm applying for this loan to consolidate debt from my five year college undergraduate experience. I recently graduated with a business degree and have about 3-4 loans I'd like to pay off and combine into one with Prosper. I am familiar with Prosper and this will be my second loan. I have never missed a payment with Prosper as noted above. I'm simply looking to advance myself in life now and get caught up so I can begin putting money away as a professional. Any help would be greatly appreciated! Thank you.

My financial situation:
I am a good candidate for this loan because? I'm a good candidate for this loan because I pride myself on organization and take great responsibility in my financial life. I'm honest, hard working and always looking to stay ahead of the game in all aspects of life.

Monthly net income: $2,800
??Housing: $480
??Insurance: Paid by employer
??Car expenses: $0
??Utilities: $80
??Phone, cable, internet: $65
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$246.56

Auction yield range:	10.57% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1991	Debt/Income ratio:	12%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,404	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	kind-tolerant-capital	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money management to pay creditors
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$269.21

Auction yield range:	13.57% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1973	Debt/Income ratio:	17%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	3 / 3	Length of status:	15y 5m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$67	Stated income:	$1-$24,999
Delinquencies in last 7y:	23	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	orderly-income075	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my bills
Purpose of loan:
This loan will be used?to consolidate my debt.?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1995	Debt/Income ratio:	18%
Credit score:	600-619 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 4	Length of status:	21y 0m
Amount delinquent:	$321	Total credit lines:	18	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$489	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Bankcard utilization:	82%
		Homeownership:	No
Screen name:	jacdac	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 89% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	4 ( 11% )	560-579 (Oct-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Finish paying loans off
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1978	Debt/Income ratio:	11%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	6 / 6	Length of status:	3y 0m
Amount delinquent:	$2,960	Total credit lines:	24	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$688	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	goal-peace5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Is Growing!
Purpose of loan:
This loan will be used to? to increase my inventory due to demand in new sales and distributors.?I am a Cremation Urn Importer and Distributor.?Many of our products come from overseas and are required to be paid in full prior to delivery.? Shipping & Customs take time and this loan will help bridge the cash flow between the order and delivery.

I also wish to start to establish other lines of credit to help with future expansion in the next few years.? Just very hard for small company to get a loan for small amounts to help bridge the gaps.

I am willing to provide all information you may need to make a sound business decision.

Thanks.

My financial situation:
I am a good candidate for this loan because my products are in demand and my business has shown strong, steady growth over the past couple years.

Monthly net income: $ 6500

Monthly expenses: $ 2000 (personal exp - on average)
??Company is showing positive cash flow and profit(for the last 2 years).? Can supply P/L if needed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 40.02%	Starting monthly payment:	$56.55

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1994	Debt/Income ratio:	31%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 18	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,752	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	platinum-announcer	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	640-659 (Sep-2010) 640-659 (Oct-2009)
Principal balance:	$2,771.18	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Emergency car repairs
Purpose of loan:
This loan will be used to?Well, I had wanted to consolidate my current Prosper loan and 2 other high rate cards but that loan did not get funded.? I have since found out I need some auto repair work done and would prefer to not put it on a card.? I was able to get the other 2 cards paid off (thanks to a nice windfall I did not expect).? I will also be able to pay off this small loan in at least 6 months.? I think Prosper has changed some criteria because my scores were higher with my last loan.? I am resubmitting the request with a different rate.

My financial situation:
I am a good candidate for this loan because? Steady employment and I also have a part time job (it is a 1099 job) where I earn on average $300-350 clear a month

Monthly net income: $ 3700.00

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $ 70.00
??Car expenses: $ 265.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 200.00?
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 160.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.46%	Starting monthly payment:	$61.64

Auction yield range:	10.57% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1993	Debt/Income ratio:	28%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	21y 4m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,378	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	5%
		Homeownership:	No
Screen name:	hope-point4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Catch-up Utilities, car note
Purpose of loan:
This loan will be used to? pay off several utilities and car payments that I am behind on.

My financial situation:
I am a good candidate for this loan because?I was carrying?other family members?payments for several months while they were out of work, but they are now employed again.? I will use this loan to pay several utilities and car payments I am behind on.

Monthly net income: $ 3060

Monthly expenses: $?2316
??Housing: $ 120
??Insurance: $ 378
??Car expenses: $550
??Utilities: $ 450
??Phone, cable, internet: $?370
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 348
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$120.47

Auction yield range:	10.57% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1990	Debt/Income ratio:	17%
Credit score:	620-639 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 9	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,637	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	5%
		Homeownership:	No
Screen name:	evergreen582	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	660-679 (Dec-2009)
Principal balance:	$764.43	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
personal use
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.50%

Starting lender yield:	8.75%	Starting borrower rate/APR:	9.75% / 11.85%	Starting monthly payment:	$385.80

Auction yield range:	3.57% - 8.75%	Estimated loss impact:	3.52%
Lender servicing fee:	1.00%	Estimated return:	5.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1980	Debt/Income ratio:	16%
Credit score:	780-799 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	9y 9m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,078	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	Yes
Screen name:	orbital-moola	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off a balance with a higher interest rate.

My financial situation:
I am a good candidate for this loan because I manage my debt very well, have never missed a payment.? Just want to save some money on interest.? My goal is to pay off all debt in 3 years.? I would like to have only peer to peer debt situations because I am tired of the credit card companies taking advantage of consumers.? Have never done this but want to see how well (or not) this works.?? Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.55%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$109.68

Auction yield range:	2.57% - 7.00%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-1984	Debt/Income ratio:	20%
Credit score:	800-819 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,270	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	exuberant-pound8	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto repairs and Holliday gifts
Purpose of loan:
This loan will be used to?
For Auto repairs and Holliday gifts for family and friends.
My financial situation:
I am a good candidate for this loan because? I always pay on time and in full.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.74%	Starting monthly payment:	$54.23

Auction yield range:	16.57% - 17.00%	Estimated loss impact:	24.94%
Lender servicing fee:	1.00%	Estimated return:	-7.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,758	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	Yes
Screen name:	MGMNT	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Investment Loan
Purpose of loan:
This loan will be used to purchase an investment property; I have successfully purchased several properties with positive cash flow that?create business in several ways:

1)?By raising?the property value for purchased and?surrounding properties, keeping them well maintained and properly managed
2) Provide homes?to families that are looking for an alternative living arrangement due to economic hardship
3) Create jobs for maintenance crews to keep them in optimal shape

This will be a short term loan since I will refi after the flip is complete, even though my credit score is high; the DIR places me in a ridiculously high risk level,?this loan wouldn't? buy a new car today, however I am trying to build credibility and a successful profile and attract serious investors based on loan performance.

Please send me your questions, I will be happy to provide reasonable answers to constructive questions; for obvious reasons I will not bother answering non constructive / creative questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$271.14

Auction yield range:	16.57% - 17.00%	Estimated loss impact:	19.24%
Lender servicing fee:	1.00%	Estimated return:	-2.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1994	Debt/Income ratio:	20%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$69,657	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	gradyroberts	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	23.99%	Starting borrower rate/APR:	24.99% / 28.49%	Starting monthly payment:	$198.77

Auction yield range:	16.57% - 23.99%	Estimated loss impact:	25.38%
Lender servicing fee:	1.00%	Estimated return:	-1.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1990	Debt/Income ratio:	30%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	21 / 16	Length of status:	10y 9m
Amount delinquent:	$142	Total credit lines:	55	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$52,686	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	flexible-reward920	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short term loan-Commissions due
Purpose of loan:
This loan will be used to pay real estate taxes, $4500. I have commission coming due in the next 3-4 weeks from life insurance sales that will help pay back this loan promptly.

My financial situation:
I am a good candidate for this loan because I am also starting a 2nd job job working on life insurance leads in addition to my regular position as Sales VP.

Monthly net income: $ 7156

Monthly expenses: $ 5400
??Housing: $ 2900
??Insurance: $ 250
??Car expenses: $ 1000
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 600
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$316.65

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-2004	Debt/Income ratio:	>1000%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,320	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	stylish-marketplace4	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ammar
Purpose of loan:
This loan will be used to cover vocational expenses

My financial situation:
I am a good candidate for this loan because i have work and i pay my bill on time.
Monthly net income: $ 500

Monthly expenses: $
??Housing: $0??Insurance: $?0??Car expenses: $?100??Utilities: $ 0
??Phone, cable, internet: $ 45
??Food, entertainment: $?300??Clothing, household expenses $?0??Credit cards and other loans: $ 0
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.57% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1978	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	24 / 24	Length of status:	4y 8m
Amount delinquent:	$480	Total credit lines:	44	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,398	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	Yes
Screen name:	income-festivity	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate revolving accts
Purpose of loan:
This loan will be used to?consolidate debt on revolving loan accounts?

My financial situation:
I am a good candidate for this loan because?I am gainfully employed with consistently strong earnings. I am currently working under a long-term contract with an excellent client.? I have a good credit score (over 740) and am never late making payments. [Note - there is?one account listed as delinquent with a $480 balance that?is in dispute. There are no other delinquencies on my?credit profile.]?

My monthly net income is more than double my monthly expenses.

Monthly net income: $ 13,000.

Monthly expenses: $
??Housing: $ 866
??Insurance: $200
??Car expenses: $?300
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$301.18

Auction yield range:	10.57% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1989	Debt/Income ratio:	11%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 7	Length of status:	3y 8m
Amount delinquent:	$273	Total credit lines:	37	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,513	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	jolester	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	660-679 (May-2008)
Principal balance:	$1,832.02	31+ days late:	0 ( 0% )
Total payments billed:	29
Description
Finally paying off Credit Cards
Purpose of loan:
This loan will be used to consolidate my wife's credit card balances.

My financial situation:
I am a good candidate for this loan because? I have previously gotten a loan through prosper and I almost have that paid off with never being late. I always pay off my debts. I have a good steady job with good pay.

Monthly net income: $20,250

Monthly expenses: $14,110
??Housing: 7,147$
??Insurance:180 $
??Car expenses:984 $
??Utilities: 697$
??Phone, cable, internet: 332$
??Food, entertainment: $1,700
??Clothing, household expenses $510
??Credit cards and other loans: $1,700
??Other expenses: $860
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484366
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$278.73

Auction yield range:	16.57% - 19.00%	Estimated loss impact:	37.66%
Lender servicing fee:	1.00%	Estimated return:	-18.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jan-2001	Debt/Income ratio:	39%
Credit score:	680-699 (Nov-2010)	Inquiries last 6m:	9	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,729	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	27%
		Homeownership:	Yes
Screen name:	authoritative-money269	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please help me get out....
Purpose of loan:
This loan will be used to? pay off credit cards and start cleaning up my credit score. This money will offset $630 each month that need to be paid - based off this new payment, I can pay more on my Credit Card debt, while still having plenty of money to pay this loan.
Monthly net income: $ 3550

Monthly expenses: $2879
??Housing: $950
??Insurance: $120
??Car expenses: $424
??Utilities: $100
??Phone, cable, internet: $35
??Food, entertainment: $ 300
??Clothing, household expenses $100
??Credit cards and other loans: $650
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	13.57%	Starting borrower rate/APR:	14.57% / 17.85%	Starting monthly payment:	$113.70

Auction yield range:	13.57% - 13.57%	Estimated loss impact:	14.78%
Lender servicing fee:	1.00%	Estimated return:	-1.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1999	Debt/Income ratio:	8%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	4y 9m
Amount delinquent:	$37,296	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,280	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	TEAM-Jasper	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper Lender eliminating debt!
Purpose of loan: This loan will be used to finally be FREE from credit cards!?I would like to lower my last remaining credit?card payments?(currently 17.90%) so that I can hammer away at the principle.?Over the last 5 years we have paid off my truck loan of $ 17,500 and all but $ 3,300 of our $ 34,000 consumer debts.

My financial situation: I am currently employed full time at a Credit Union and my wife is a teacher for our church (I have not included her income due to the fact that it is on a "donation basis" and often cannot be counted on). I have been her for almost 5 years and due to the fact that our company is financially sound, we get annual pay raises of 2-4% (every April 1st). In late 2007 and early 2008 our income was cut in half (investments dried up and my wife switched jobs). We are in the middle of a home loan modification which will take our payment from $ 2,486.43 (before t&i) all the way down to $ 1,508.46 (including t&i)-this almost cuts our payment in half! After this and our credit card is finally paid off we?hope to start rebuilding our credit, building a retirement nest egg, college fund for our two kids?and hammering away at our mortgage.

NOTE: Prior to this mortgage issue, my wife and I have had stellar credit. The delinquent amount on my credit is the total past due for the mortgage-when the modification is complete (hopefully early Jan) the past due amount will be rolled into my mortgage balance and I will be up to date on everything.

Monthly net income: $ 2,685.45

Monthly expenses:?(This is the budget we put together?a while back)??
Housing: $ 1,508.46 (after modification is complete)
Insurance: $?122 (wife and children's health insurance-my job pays mine)
Car expenses: $ 275 (fuel & insurance)
Utilities: $ 150
Phone, cable, internet: $ 80
Food, entertainment: $?350
Clothing, household expenses $ 75 (Wal-Mart + "hand-me-downs" keep this figure low)
Credit cards and other loans: $ 100
Balance: $ 24.99 (we try to stick this into an "emergency savings")
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.30%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1977	Debt/Income ratio:	17%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,858	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	p2p-eclipse	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$205.47

Auction yield range:	10.57% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-2006	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$485	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Homeownership:	No
Screen name:	famous-velocity5	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Hospital bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because i am very responsible and manage money really well.

Monthly net income: $ 2200

Monthly expenses: $ 800
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 200
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-1987	Debt/Income ratio:	1%
Credit score:	660-679 (Nov-2010)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	3 / 3	Length of status:	5y 5m
Amount delinquent:	$561	Total credit lines:	12	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,187	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	101%
		Homeownership:	No
Screen name:	Lauren24	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay down balance of 2 credit cards

My financial situation:
I am a good candidate for this loan because I have full time employment.

Monthly net income: $ 3,500

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 120
??Car expenses: $ 100
??Utilities: $?35
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 230
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.50%

Starting lender yield:	7.95%	Starting borrower rate/APR:	8.95% / 11.04%	Starting monthly payment:	$95.33

Auction yield range:	3.57% - 7.95%	Estimated loss impact:	3.52%
Lender servicing fee:	1.00%	Estimated return:	4.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1990	Debt/Income ratio:	3%
Credit score:	780-799 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	14y 6m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$104,955	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	durability-jalapeno	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Boneshaker Books
The mission of Boneshaker Books is to promote books, education, and activism in the Twin Cities. Our goal is to provide the best selection of progressive and radical literature and zines in the Upper Midwest. We aim to spark real conversations through community events, book clubs and workshops.
The bookstore will seek an initial $20,000 in financing from lenders. The bookstore has already raised over $16,000 in donations from supportive individuals and collectives in the Twin Cities and beyond. Boneshaker Books will use the funds to purchase initial inventory, including about 2,000 unique titles and other merchandise.
We see the store as both a cultural experience and a commercial space. We aim to thoughtfully select our collection, highlighting well-known progressive titles and more eccentric, lesser-known works.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	May-1988	Debt/Income ratio:	47%
Credit score:	620-639 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 9	Length of status:	5y 1m
Amount delinquent:	$3,977	Total credit lines:	25	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,286	Stated income:	$1-$24,999
Delinquencies in last 7y:	17	Bankcard utilization:	102%
		Homeownership:	Yes
Screen name:	babybaer56	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	620-639 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	640-659 (Oct-2010) 640-659 (Nov-2007) 640-659 (Oct-2007)
Principal balance:	$591.45	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
improvement in home
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I have always paid my bills even when things happen.? I have been with prosper for 3 years now and never was late.? As foe my credit score droping is becouse we had to repair the heater in the home which in return made us short in making a house paymen, which we have made. We are now trying to do a modaification loan so we dont?get in that?situation again. The reson for asking for the loan with prosper is to fix a room that has some bad carpet and needs paint, which would help with the value of the home. So I hope you will give me the chance to get another loan with you?

Monthly net income: $ 3410.00

Monthly expenses: $
??Housing: $ 1345.00?
??Insurance: $152.00
??Car expenses: $?80.00
??Utilities: $ 164.00
??Phone, cable, internet: $158.00?
??Food, entertainment: $?100.00
??Clothing, household expenses $ 80.00
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-1996	Debt/Income ratio:	31%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	13	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,196	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	durable-loot5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan: The purpose of getting the loan is to pay off my debt and just have one payment.

My financial situation:
I am really good with making my payment and has never been late on my payment.
I just need to make better choices with how i spend my money.
Monthly net income: $ 1200

Monthly expenses: $
??Housing: $
??Insurance: $ 0
??Car expenses: $?300
??Utilities: $ 0
??Phone, cable, internet: $ 55
??Food, entertainment: $ 25
??Clothing, household expenses $ 0
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484406
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.00%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1987	Debt/Income ratio:	37%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 10	Length of status:	6y 7m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,520	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	safe-duty	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because?I am rebuilding my credit

Monthly net income: $ 8000.00 Total household income

Monthly expenses: $
??Housing: $ 4400
??Insurance: $ 200
??Car expenses: $ 1000
??Utilities: $ 260
??Phone, cable, internet: $ 190
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 600
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$74.33

Auction yield range:	10.57% - 19.00%	Estimated loss impact:	10.25%
Lender servicing fee:	1.00%	Estimated return:	8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1991	Debt/Income ratio:	14%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 4	Length of status:	14y 0m
Amount delinquent:	$5,158	Total credit lines:	45	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,443	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	sjwarren	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 94% )	640-659 (Latest)
Principal borrowed:	$9,999.00	< 31 days late:	2 ( 6% )	640-659 (Sep-2010) 640-659 (Dec-2007)
Principal balance:	$723.63	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Buying a car to commute to work
Purpose of loan:
This loan will be used to buy a car to commute to work

My financial situation:
I am a good candidate for this loan because I have worked for the last year to get all my credit cards paid off and did so last month.? My Prosper credit profile does not yet reflect this but my amount delinquent is $0, my Revolving credit balance is $0 and my Bankcard utilization is 0%.

Please consider this loan I am a good reliable candidate.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 200
??Car expenses: $ 0
??Utilities: $ 400
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 0
??Other expenses: $ varies
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.60%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.57% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	7	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	6y 7m
Amount delinquent:	$1,696	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Revolving credit balance:	$2,154	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Bankcard utilization:	32%
		Homeownership:	Yes
Screen name:	loan-control9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off debt and get my car transmission fixed.?I also want to pay my life insurance with the?loan. ?

My financial situation:
I am a good candidate for this loan because I am responsible, hardworking, and I have been working supporting myself since 2000.? I have came upon some hard times and I need a little help in getting my car fixed and some debt paid off so I want have to be dependent upon someone else.? I am self movtivated and indpendent.? I have worked from home for the past 4 years this proves I am a hardworking, responsible and independent individual.??
Monthly net income: $1,800

Monthly expenses: $
??Housing: $ 525
??Insurance: $150
??Car expenses: $75.00
??Utilities: $50.00?????
??Phone, cable, internet: $125
??Food, entertainment: $ 200
??Clothing, household expenses $50.00
??Credit cards and other loans: $ 75.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	13.57% - 34.00%	Estimated loss impact:	15.77%
Lender servicing fee:	1.00%	Estimated return:	18.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1976	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 13	Length of status:	33y 8m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,973	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	brilliant-p2p	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	700-719 (Nov-2009)
Principal balance:	$2,402.57	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Pay Off Stock Loan to Receive $$$
Purpose of loan:
This loan will be used to? pay off an existing stock loan.? My 401K plan will only allow one at a time, if you could help, I would payoff that loan and take a new loan for about $18000.? Making payoff of this loan fast and secure for you. This is why I set the interest rate very high, this would be no more than a 2 month loan.

My financial situation:
I am a good candidate for this loan because?? I have a steady engineering job (almost 35 years) and also run a small Internet business that nets about $10K per year (this is not included in the financials above).? House is totally paid off, other payments are small but would like to have it all paid off and use my stock fund to do so.? I have little confidence in the market doing much better and pulling a % of it out now seems smarter than paying credit on other bills.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 145
??Car expenses: $ 75
??Utilities: $ 250
??Phone, cable, internet: $ 195
??Food, entertainment: $ 450
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1590
??Other expenses: $ property taxes and insurance at $600 / month, current prosper loan that is always on time at $145/month will pay this down also with this proposed loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$102.73

Auction yield range:	10.57% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1992	Debt/Income ratio:	25%
Credit score:	640-659 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 10	Length of status:	33y 8m
Amount delinquent:	$806	Total credit lines:	35	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,620	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	10%
		Homeownership:	Yes
Screen name:	return-iris	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?
Pay off some credit card debt as well as pay off some Dr bills I have been paying monthly
My financial situation:
I am a good candidate for this loan because?
I am a trust worthy person. I work hard at my job to pay my bills and I enjoy what I do.

Monthly net income: $ 4,000.00 mine - husband $3,800.00

Monthly expenses: $
??Housing: $???786.00 and 457.00
??Insurance: $ 192.00
??Car expenses: $ 320.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $?300.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $ 620.00
??Other expenses: $ Medical and medications
?$300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.80%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 20.29%	Starting monthly payment:	$45.70

Auction yield range:	10.57% - 15.00%	Estimated loss impact:	10.14%
Lender servicing fee:	1.00%	Estimated return:	4.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1998	Debt/Income ratio:	27%
Credit score:	700-719 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 12	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,392	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Homeownership:	No
Screen name:	moola-compadre	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	700-719 (Sep-2009) 640-659 (Oct-2008) 640-659 (Aug-2008)
Principal balance:	$1,371.98	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Getting into the Holiday Spirit
Purpose of loan:
Hi Everyone,? I would like to take out a 2nd loan just enough to consolidate the retail credit cards before I close out my account.? I figured that since I have 2 major credit cards with a minimal amount on it, it makes no sense to have retail credit cards.

My financial situation:
I am a good candidate for this loan because I am a responsible person who make timely payments on my financial obligations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$287.66

Auction yield range:	10.57% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1992	Debt/Income ratio:	24%
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	8y 6m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,470	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	diverse-camaraderi5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Loan
Purpose of loan:
This loan will be used to? Pay off a car note and to pay down on a couple of other bills.

My financial situation:
I am a good candidate for this loan because?I always pay my bills on time.? I have a steady secure job with the government and I have a monthly retirement check from?my?retirement from the Navy.?

Monthly net income: $ $5,300 plus a $2400 a month retirement check.? I also get $1,069 a month for VA Disability.

Monthly expenses: $
??Housing: $?1700
??Insurance: $ 135
??Car expenses: $ 970
??Utilities: $?220
??Phone, cable, internet: $ 300
??Food, entertainment: $ 500
??Clothing, household expenses $ 200?
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.20%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 40.68%	Starting monthly payment:	$44.87

Auction yield range:	13.57% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2003	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 6	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,492	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	No
Screen name:	benevolent-finance	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical bills.
Purpose of loan:
This loan will be used to pay off my medical bills. I have a thyroid disorder and another condition I do not wish to disclose that requires annual testing. I do have health insurance but I opted for the low monthly payment, high deductible plan so my lab tests are quite expensive. I plan to use this loan to pay off the bills and then use the rest to help offset my heating bills for the coming winter months.

My financial situation:
I am a good candidate for this loan because I do have a steady income of $1,200/month. I recently graduated from law school, passed the bar exam, and am currently waiting for my license to be mailed to me. In the meantime, I have been applying to law firms and part-time positions. I have no doubt that I will receive a position and can pay this loan in due time. I maintain a strict monthly budget that unfortunately did not take into account large medical bills. I do have a car that is paid off and I live in my own house. My parents bought me the house as a gift so I do not have to may any mortgage payments.

Monthly net income: $1200.00

Monthly expenses: $877.00
Housing: $0.00
Insurance: $92.00
Car expenses: $50.00
Utilities: $100.00
Phone, cable, internet: $30.00
Food, entertainment: $150.00
Clothing, household expenses $55.00
Credit cards and other loans: $300.00
Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 484444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.80%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$123.28

Auction yield range:	10.57% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2010)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	11y 10m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,437	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	poetic-openness823	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing for healthcare
Purpose of loan:
This loan will be used to?market my healthcare facility?

My financial situation:
I am a good candidate for this loan because? I am prompt in making payments on outstanding accounts

Monthly net income: $6000.00

Monthly expenses: $
??Housing: $?1300.00
??Insurance: $ 500.00
??Car expenses: $ 250.00
??Utilities: $ 150.00
??Phone, cable, internet: $200.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 600.00
??Other expenses: $
Information in the Description is not verified.